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                              NORTH VALLEY BANCORP
                                  401(k) PLAN

                         (Effective September 1, 2004)











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                              NORTH VALLEY BANCORP
                                  401(k) PLAN

                               TABLE OF CONTENTS
                               -----------------
                                                                            Page
                                                                            ----
ARTICLE 1. GENERAL..........................................................  2
   1.01. Name. .............................................................  2
   1.02. Purpose............................................................  3
   1.03. Effective Date. ...................................................  3
   1.04. Use Of A Trust Equivalent. ........................................  3
ARTICLE 2. GENERAL DEFINITIONS..............................................  4
   2.01. Account. ..........................................................  4
   2.02. Accrued Benefit. ..................................................  5
   2.03. Affiliated Employer. ..............................................  5
   2.04. Beneficiary........................................................  5
   2.05. Break In Service. .................................................  5
   2.06. Catch-Up Contributions.............................................  6
   2.07. Code. .............................................................  6
   2.08. Compensation. .....................................................  6
   2.09. Direct Rollover. ..................................................  7
   2.10. Distributee........................................................  7
   2.11. Early Retirement Date..............................................  7
   2.12. Elective Contributions.............................................  8
   2.13. Eligible Employee..................................................  8
   2.14. Eligible Retirement Plan. .........................................  8
   2.15. Eligible Rollover Distribution.....................................  8
   2.16. Employee. .........................................................  9
   2.17. Employer. .........................................................  9
   2.18. Employment Commencement Date. ..................................... 10
   2.19. ERISA.............................................................. 10
   2.20. Highly Compensated Employee........................................ 10
   2.21. Hour Of Service. .................................................. 10
   2.22. Matching Contributions............................................. 11
   2.23. Nonelective Contributions.......................................... 11
   2.24. Nonhighly Compensated Employee..................................... 11
   2.25. Normal Retirement Age.............................................. 11
   2.26. Participant. ...................................................... 11
   2.27. Participating Affiliated Employer. ................................ 12
   2.28. Plan. ............................................................. 12
   2.29. Plan Administrator................................................. 12
   2.30. Plan Year.......................................................... 12

                                      -i-
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   2.31. Qualified Elective Contributions................................... 12
   2.32. Qualified Joint And Survivor Annuity. ............................. 12
   2.33. Qualified Matching Contributions. ................................. 13
   2.34. Qualified Nonelective Contributions. .............................. 13
   2.35  Qualified Pre-Retirement Survivor Annuity........................... 13
   2.36. Reemployment Commencement Date. ................................... 13
   2.37. Rollover Contributions............................................. 13
   2.38. Severance From Employment.......................................... 14
   2.39. Suspense Account. ................................................. 14
   2.40. Top-Paid Group..................................................... 14
   2.41. Trust. ............................................................ 15
   2.42. Trustee............................................................ 15
   2.43. Trust Fund. ....................................................... 15
   2.44. Valuation Date. ................................................... 15
   2.45. Vested. ........................................................... 15
   2.46. Vesting Computation Period. ....................................... 15
ARTICLE 3. ELIGIBILITY AND PARTICIPATION.................................... 16
   3.01. Eligibility And Entry Date. ....................................... 16
   3.02. Excluded Employees. ............................................... 16
   3.03. Participation...................................................... 17
   3.04. Inactive Status. .................................................. 17
   3.05. Suspension Of Current Participation................................ 17
   3.06. Reemployed Former Participants And Excluded Employees.............. 18
   3.07. Leaves Of Absence. ................................................ 19
   3.08. Service With An Affiliated Employer. .............................. 19
   3.09. Leased Employees................................................... 19
   3.10. Military Service................................................... 21
ARTICLE 4. CONTRIBUTIONS.................................................... 21
   4.01. Employer Contributions-Elective Contributions....................... 21
   4.02. Employer Contributions-Nonelective Contributions.................... 23
   4.03. Employer Contributions-Matching Contributions....................... 23
   4.04. Employer Determination. ........................................... 24
   4.05. Profits Not Required............................................... 24
   4.06. Form Of Contribution............................................... 25
   4.07. Time Of Contributions.............................................. 25
   4.08. Rollover Contributions............................................. 25
ARTICLE 5. ALLOCATIONS OF CONTRIBUTIONS AND VALUATION....................... 26
   5.01. Valuation Of The Trust or Custodial Account........................ 26
   5.02. Order Of Adjustment................................................ 26
   5.03. Allocation Of Investment Results................................... 27
   5.04. Allocation Of Employer Nonelective Contributions................... 27
   5.05. Allocation Of Employer Elective Contributions And
         Matching Contributions............................................. 27

                                      -ii-
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   5.06. Application Of Forfeitures......................................... 28
   5.07. Permitted Reallocations............................................ 28
ARTICLE 6. LIMITATION ON CONTRIBUTIONS AND BENEFITS......................... 28
   6.01. Special Definitions. .............................................. 28
   6.02. Limitation On Allocations. ........................................ 32
   6.03. Suspense Account. ................................................. 34
   6.04. Leased Employees................................................... 34
   6.05. Nondiscrimination Limitations...................................... 35
   6.06. Maximum Amount Of Elective Deferrals............................... 41
   6.07. Nondiscrimination Test For Matching Contributions.................. 43
ARTICLE 7. VESTING AND FORFEITURES ......................................... 47
   7.01. Full Vesting. ..................................................... 47
   7.02. Partial Vesting-Matching and Nonelective Accounts. ................. 48
   7.03. Years Of Service................................................... 48
   7.04. Forfeitures........................................................ 49
   7.05. Effect of Certain Distributions.................................... 50
   7.06. Amendments to Vesting Schedule..................................... 51
   7.07. No Divestment for Cause............................................ 52
   7.08. Lost Beneficiary................................................... 52
ARTICLE 8. PARTICIPANT LOANS................................................ 53
   8.01. Participant Loans.................................................. 53
ARTICLE 9. TOP HEAVY PLAN RULES ............................................ 56
   9.01. Special Definitions. .............................................. 56
   9.02. Determination Of Top Heavy Status. ................................ 58
   9.03. Benefits Taken Into Account. ...................................... 58
   9.04. Minimum Benefits................................................... 59
   9.05. Safe Harbor Plan Exception......................................... 60
ARTICLE 10. PAYMENT OF BENEFITS............................................. 60
  10.01. Action Upon Termination of Employment. ............................ 60
  10.02. Measure of Benefits. .............................................. 61
  10.03. Nonliability....................................................... 61
  10.04. Source of Benefits. ............................................... 61
  10.05. Mechanics of Payment............................................... 61
  10.06. Method of Payment of Benefits...................................... 61
  10.07. Commencement of Payment of Benefits................................ 66
  10.08. Hardship Distributions. ........................................... 79
  10.09. Age 59-1/2 Withdrawals. ........................................... 80
  10.10. Early Retirement. ................................................. 81
  10.11. Normal Retirement.................................................. 81
  10.12. Late Retirement. .................................................. 81
  10.13. Amount of Death Benefits. ......................................... 81
  10.14. Manner of Payment of Death Benefits. .............................. 82
  10.15. Designation of Beneficiary. ....................................... 85

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  10.16. Absence of Valid Designation of Beneficiaries...................... 85
  10.17. Distributions to Incapacitated Participants........................ 86
  10.18. Repayment of Overpayment of Benefits............................... 86
  10.19. Alternate Payees. ................................................. 86
  10.20. Eligible Rollover Distributions Direct Rollovers................... 87
  10.21. Distribution Upon Severance of Employment.......................... 87
ARTICLE 11. BENEFIT CLAIMS AND APPEALS...................................... 87
  11.01. Claims............................................................. 87
ARTICLE 12. PLAN ADMINISTRATION ............................................ 91
  12.01. Appointment of the Plan Administrator.............................. 91
  12.02. Employment Records................................................. 91
  12.03. Reports and Disclosure............................................. 91
  12.04. Retention of Records............................................... 92
  12.05. Appointment of Committee Officers. ................................ 92
  12.06. Committee Action. ................................................. 94
  12.07. Rights and Duties.................................................. 94
  12.08. Investments. ...................................................... 96
  12.09. Independent Qualified Accountant. ................................. 96
  12.10. Standard of Care................................................... 96
  12.11. Allocation and Delegation of Responsibility........................ 97
  12.12. Bonding. .......................................................... 97
ARTICLE 13. AMENDMENT AND TERMINATION....................................... 98
  13.01. Amendment. ........................................................ 98
  13.02. No Amendment To Reduce Protected Benefits.......................... 98
  13.03. Plan Termination. ................................................. 99
  13.04. Reversions......................................................... 99
  13.05. Segregation Of Trust Assets. ......................................101
  13.06. Transfer to New Plan. .............................................101
  13.07. Bankruptcy.........................................................101
  13.08. Employer Merger....................................................101
  13.09. Suspension of Contributions. ......................................102
  13.10. Plan Merger........................................................102
ARTICLE 14. PARTICIPANT-DIRECTED INDIVIDUAL ACCOUNTS........................102
  14.01. Directed Individual Accounts Permitted.............................102
  14.02. Separate Account Established.......................................102
  14.03. Fiduciary Duty. ...................................................103
ARTICLE 15. MISCELLANEOUS...................................................103
  15.01. Limitation of Rights; Employment Relationship......................103
  15.02. Release from Liability. ...........................................103
  15.03. Disputes...........................................................104
  15.04. Alienation.........................................................104
  15.05. Indemnity. ........................................................105
  15.06. Construction. .....................................................105

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  15.07. Applicable Law; Severability. .....................................105
  15.08. Agent for Service of Legal Process. ...............................106
ARTICLE 16. SAFE HARBOR PROVISIONS .........................................106
  16.01. Rules of Employer Election and Application. .......................106
  16.02. Definitions........................................................106
  16.03. ADP Test Safe Harbor...............................................107
  16.04. ACP Test Safe Harbor Contributions.................................108
  16.05. Safe Harbor Notice. ...............................................108


                                      -v-
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                              NORTH VALLEY BANCORP
                                  401(k) PLAN
                                  -----------

This Amendment and Restatement of the Deferred Salary Profit Sharing Thrift Plan for Employees of North Valley Bancorp and its Affiliates and the renaming such plan as the North Valley Bancorp 401(k) Plan (Plan) is adopted by North Valley Bancorp (Employer), effective September 1, 2004, except as otherwise indicated.

                                    RECITALS
                                    --------

A.       Effective as of January 1, 1984, Employer adopted the Plan.

B. The Plan was restated in its entirety effective January 1, 1994 and was subsequently restated in its entirety on February 20, 1997.

C. Effective July 1, 2002 the Plan was amended and restated to include certain changes required by the Uniform Services Employment and Reemployment Rights Act (USERRA), the Uruguay Round Agreement Act of 1994 (GATT), the Small Business Job Protection Act of 1996 (SBJPA '96), the Taxpayer Relief Act of 1997 (TRA '97) and the Community Renewal Tax Relief Act of 2000.

D. Effective October 12, 2000, North Valley Bancorp acquired Six Rivers National Bank. All employees who participated in the Six Rivers National Bank Profit Sharing 401(k) Plan (Six Rivers Plan) on the day before the acquisition were eligible to participate in this Plan on the first day of the payroll period following the acquisition date.

E.       Effective July 1, 2002, the Plan was amended as follows:

         1. To allow Participants to defer up to fifty percent (50%) of their compensation;

         2. To exclude severance pay and taxable fringe benefits from the definition of compensation for only salary deferral contributions; and

         3. To provide that salary deferrals can be reinstated on the first day of each month.

F. Effective January 1, 2002, the Plan was amended to reflect certain changes required by the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA).

G. Effective January 1, 2003, the Plan was amended by the former prototype plan sponsor, Diversified Investment Advisors, to adopt the provisions described in Question and Answer No. 3 of Final Treasury Regulations
         section 1.401(a)(9)-1 published on April 17, 2002 regarding the plan document provisions necessary to comply with Internal Revenue Code section 401(a)(9).

H.       In August, 2004, the Employer further wishes to amend the Plan to:

         1. Provide for the participation of the employees of Yolo Community Bank effective September 1, 2004 as a result of the merger of Yolo Community Bank into new Yolo Community Bank, a wholly-owned subsidiary of North Valley Bancorp effective August 31, 2004.

         2. Provide for the crediting of prior service with Yolo Community Bank for purposes of eligibility, accrual of benefits and vesting under the Plan; and

         3. Provide the Employer the opportunity to make safe harbor contributions to the Plan for each Plan Year that the Employer so elects and provides the required "safe harbor" notice under the Code; and

I. The Employer desires to amend and restate the Plan to clarify and conform certain provisions with its original intent that was not accurately captured in the August 2004, amendment and restatement.

                              OPERATIVE PROVISIONS
                              --------------------

NOW, THEREFORE, the Employer hereby amends, restates and continues the Plan upon the following terms and conditions

                               ARTICLE 1. GENERAL

1.01.    Name.
         ----

         The name of this Plan shall be North Valley Bancorp 401(k) Plan.

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1.02.    Purpose.
         -------

         The Employer wishes to establish a plan whereby a portion of its revenues will be shared with those of its Employees who shall be eligible to participate in accordance with the terms and conditions hereinafter set forth and thereby to:

         A. Promote in the Employees an interest in the successful operation of the Employer's business and in the increased efficiency of their work; and

         B. Provide the Employees with an opportunity to accumulate funds for their retirement, for the payment of disability benefits or for the payment of death benefits for their dependents and Beneficiaries. This Plan and the Trust are created and maintained for the Employer's eligible Employees and their Beneficiaries, and are intended for their exclusive benefit as a plan and a trust which qualify under Internal Revenue Code
                  (Code) sections401(a) and 501(a) and the provisions of the Employee Retirement Income Security Act of 1974 (ERISA), as each may be amended from time to time.

1.03.    Effective Date.
         --------------

         The general Effective Date of this restatement is September 1, 2004. The changes to the required minimum distributions are effective January1, 2003.

1.04.    Use Of A Trust Equivalent.
         -------------------------

         All contributions under this Plan shall be held under group annuity contract that complies with all of the requirements of Internal Revenue Code section 401(f) so that the Plan does not need to have an associated trust agreement. All references to the term "Trust" shall be to the group annuity contract as required by the context.

                         ARTICLE 2. GENERAL DEFINITIONS

For purposes of this Plan, the following definitions shall apply:

2.01.    Account.
         -------

         "Account" means either the Participant's Elective Account, Matching Account, Nonelective Account, Rollover Account, Catch-Up Account, or any other account established by the Plan Administrator on behalf of a Participant. All such accounts shall be referred to as the "Accounts" of the Participant.

         A.       Elective Account.
                  ----------------

                  "Elective Account" means the account maintained by the Plan Administrator for each Participant representing Elective Contributions by the Employer, adjusted for withdrawals, income, expenses, and realized and unrealized gains and losses attributable thereto.

         B.       Matching Account.
                  ----------------

                  "Matching Account" means the account maintained by the Plan Administrator for each Participant representing Matching Contributions, adjusted for withdrawals, income, expenses, and realized and unrealized gains and losses attributable thereto.

         C.       Nonelective Account.
                  -------------------

                  "Nonelective Account" means the account maintained by the Plan Administrator for each Participant representing Nonelective Contributions by the Employer and forfeitures added thereto adjusted for withdrawals, income, expenses, and realized and unrealized gains and losses attributable thereto.

         D.       Rollover Account.
                  ----------------

                  "Rollover Account" means the account maintained by the Plan Administrator for each Participant representing Rollover Contributions adjusted for withdrawals, income, expenses and realized and unrealized gains and losses attributable thereto.

         E.       Catch-Up Account.
                  ----------------

                  "Catch-Up Account" means the account maintained by the Plan Administrator for each Participant representing Elective Contributions that are classified as Catch-Up Contributions, adjusted for withdrawals, income, expenses, and realized and unrealized gains and losses attributable thereto.

2.02     Accrued Benefit.
         ---------------

         The "Accrued Benefit" is the amount credited to the Participant's Accounts.

2.03.    Affiliated Employer.
         -------------------

         "Affiliated Employer" means any corporation which is a member of a controlled group of corporations (as defined in Code section414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code section414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code section414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to the regulations under Code section414(o).

2.04.    Beneficiary.
         -----------

         "Beneficiary" means the person(s) entitled under the provisions of this Plan to receive benefits after the death of a Participant.

2.05.    Break In Service.
         ----------------

         "Break In Service" means a twelve (12) consecutive month period beginning on an Employee's Severance From Employment date or any anniversary thereof in which the Employee is not credited with an Hour of Service. The following special rules apply in determining whether an Employee who is on leave has incurred a Break In Service:

         A. If an individual is absent from work because of maternity or paternity leave beyond the first anniversary of his Severance From Employment date, the twelve (12) consecutive month period beginning on the individual's Severance From Employment date shall not constitute a Break In Service. For purposes of this paragraph, maternity or paternity leave means a leave of absence by:

                  1.       Reason of the pregnancy of the individual;

                  2.       Reason of the birth of a child of the individual;

                  3. Reason of the placement of a child with the individual in connection with the adoption of such child by the individual; or

                  4. For purposes of caring for a child for the period beginning immediately following such birth or placement.

         B. If an individual is absent from work because of FMLA leave and returns to employment with the Employer following such FMLA leave, he shall not incur a Break In Service during any twelve
                  (12) consecutive month period beginning on his Severance From Employment date or anniversaries thereof in which he is absent because of such FMLA leave. For purposes of this paragraph, FMLA leave means an approved leave of absence pursuant to the Family and Medical Leave Act of 1993

2.06.    Catch-Up Contributions.
         ----------------------

         "Catch-Up Contributions" means Elective Contributions made to the Plan in accordance with Code section 414(v).

2.07.    Code.
         ----

         "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

2.08.    Compensation.
         ------------

         A. "Compensation" means wages as defined in Code section3401(a) including amounts deferred pursuant to Code sections 125 (to a cafeteria plan), 402(e)(3) (to a Code section 401(k) plan), 402(h) (to a simplified employee pension plan), 403(b) (to a tax-sheltered annuity arrangement) and 132(f) (to a qualified transportation fringe benefit plan). Compensation shall not include severance pay or taxable fringe benefits that are included in the Participant's W-2 statement. However, for purposes of Nonelective Contributions only, severance pay and taxable fringe benefits shall be included.

         B. The annual Compensation of each Participant taken into account in determining allocations for any Plan Year beginning after December31, 2001, shall not exceed two hundred thousand dollars ($200,000), as adjusted for cost-of-living increases in accordance with Code section 401(a)(17)(B). Annual Compensation means Compensation during the Plan Year or such other consecutive twelve (12) month period over which Compensation is otherwise determined under the plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the determination period that begins with or within such calendar year. Compensation shall include all Compensation paid during the Plan Year, not just Compensation earned while a Participant.

2.09.    Direct Rollover.
         ---------------

         For purposes of the Eligible Rollover Distributions article, a "Direct Rollover" is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

2.10.    Distributee.
         -----------

         For purposes of the Eligible Rollover Distributions article, a "Distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code section 414(p), are Distributees with regard to the interest of the spouse or former spouse.

2.11     Early Retirement Date.
         ---------------------

         "Early Retirement Date" means the date the Participant attains the Early Retirement Age of age fifty-five (55) and the completion of four
         (4) Years of Service.

2.12.    Elective Contributions.
         ----------------------

         "Elective Contributions" means those contributions made to the Plan by the Employer that were subject to the cash or deferred election under the Employer Contributions-Elective Contributions article, below.

2.13.    Eligible Employee.
         -----------------

         "Eligible Employee" means any Employee that has attained age twenty-one
         (21) and that is not excluded from participating in the Plan under the Excluded Employee paragraph of the Plan.

2.14.    Eligible Retirement Plan.
         ------------------------

         An Eligible Retirement Plan, for purposes of an Eligible Rollover Distribution, is an individual retirement account described in Code section 408(a), an individual retirement annuity described in Code section 408(b), an annuity plan described in Code section 403(a), an annuity contract or custodial account described in Code section 403(b) and an eligible plan under Code section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan, or a qualified trust described in Code section 401(a), that accepts the Distributee's Eligible Rollover Distribution. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Code section 414(p).

2.15.    Eligible Rollover Distribution.
         ------------------------------

         "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee; provided, however, that an Eligible Rollover Distribution does not include:

         A. Any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten (10) years or more;

         B. Any distribution to the extent such distribution is required under Code section 401(a)(9);

         C. The portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); provided, however, that:

                  1. A portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax Employee contributions that are not includible in gross income; and

                  2. Notwithstanding the preceding clause, such portion may be transferred only to an individual retirement account described in Code section 408(a) or an individual retirement annuity described in Code section 408(b), or to a qualified defined contribution plan described in Code section 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution that is includible in gross income and the portion of such distribution that is not so includible; and

         D. Any hardship distribution as described in Code section401(k)(2)(B)(i)(IV).

2.16.    Employee.
         --------

         "Employee" means an individual, who is employed by the Employer.

2.17.    Employer.
         --------

         "Employer" means the Employer adopting this Plan, any predecessor employer and any successor assuming the Plan, which shall be the principal sponsoring Employer. The principal sponsoring Employer shall be the plan sponsor (as defined in section3(16)(B) of ERISA) and shall be responsible for the administration and management of the Plan except for those duties specifically delegated to the Plan Administrator or the Trustee. "Employer" also means any Participating Affiliated Employer that has adopted the Plan when the context requires such an interpretation or any Participating Affiliated Employer that the principal sponsoring Employer has formally approved its participation in the Plan.

2.18.    Employment Commencement Date.
         ----------------------------

         "Employment Commencement Date" means the date on which the Employee first performs an Hour of Service for the Employer.

2.19.    ERISA.
         -----

         "ERISA" means the Employee Retirement Income Security Act of 1974, Public Law93-406, enacted September2, 1974, as it may be amended from time to time.

2.20.    Highly Compensated Employee.
         ---------------------------

         "Highly Compensated Employees" means any Employee who:

         A. Was a five percent (5%) owner of the Employer at any time during the Plan Year or the preceding Plan Year; or

         B. Had total Compensation from the Employer in excess of ninety thousand dollars ($90,000) (as adjusted pursuant to Code section414(q)) for the preceding Plan Year. The Employer is not making a "Top Paid Group" election.

2.21.    Hour Of Service.
         ---------------

         "Hour Of Service" means each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer.

         For purposes of determining an Employee's initial or continued eligibility to participate in the Plan or the nonforfeitable interest in the Participant's Account, an Employee will receive credit for the aggregate of all time period(s) commencing with the Employee's first day of employment or reemployment and ending on the date a Break In Service begins. The first day of employment or reemployment is the first day the Employee performs an Hour Of Service. An Employee will also receive credit for any Break In Service of less than twelve (12) consecutive months. Fractional periods of a year will be expressed in terms of days.

         In the case of an individual who is absent from work for maternity or paternity reasons, as further defined in the Break In Service paragraph, the twelve (12) consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a Break In Service.

         If the Employer is a member of an affiliated service group (under Code section 414(m)), a controlled group of corporations (under Code section 414(b)), a group of trades or businesses under common control (under Code section 414(c)) or any other entity required to be aggregated with the Employer pursuant to Code section 414(o), service will be credited for any employment for any period of time for any other member of such group. Service will also be credited for any individual required under Code section414(n) or Code section 414(o) to be considered an Employee of any Employer aggregated under Code section 414(b), (c) or (m).

         If the Employer maintains the plan of a predecessor employer, service with such employer will be treated as service for the Employer.

2.22.    Matching Contributions.
         ----------------------

         "Matching Contributions" means those contributions made to the Plan by the Employer under the Employer Contributions-Matching Contributions paragraph and which were not subject to the cash or deferred election under the Employer Contributions-Elective Contributions paragraph.

2.23.    Nonelective Contributions.
         -------------------------

         "Nonelective Contributions" means those contributions made to the Plan by the Employer under the Employer
         Contributions-Nonelective Contributions paragraph and which were not subject to the cash or deferred election under the Employer Contributions-Elective Contributions paragraph.

2.24.    Nonhighly Compensated Employee.
         ------------------------------

         "Nonhighly Compensated Employee" means an Employee who is not a Highly Compensated Employee.

2.25.    Normal Retirement Age.
         ---------------------

         "Normal Retirement Age" means age sixty-five (65).

2.26.    Participant.
         -----------

         "Participant" means any Employee or former Employee who has met the Plan's eligibility requirements, commenced participation in the Plan, and is or may become eligible to receive a benefit under the Plan, or whose Beneficiaries may be eligible to receive any such benefit.

2.27.    Participating Affiliated Employer.
         ---------------------------------

         "Participating Affiliated Employer" means an Affiliated Employer who has adopted this Plan by signing this Plan or an adoption agreement or any Affiliated Employer who North Valley Bancorp has formally allowed to participate in the Plan through formal Board of Directors resolution and/or Plan amendment. The current Participating Affiliated Employers are North Valley Bank, Bank Processing, Inc, Six Rivers Bank and, effective September1, 2004, Yolo Community Bank.

2.28.    Plan.
         ----

         "Plan" means North Valley Bancorp 401(k) Plan as set forth herein and any amendments hereto.

2.29.    Plan Administrator.
         ------------------

         "Plan Administrator" means the Administrative Retirement Committee appointed pursuant to article 12 of this Plan.

2.30.    Plan Year.
         ---------

         "Plan Year" means the twelve (12) consecutive month period ending on the last day of December.

2.31.    Qualified Elective Contributions.
         --------------------------------

         "Qualified Elective Contributions" means Nonelective Contributions and Matching Contributions to the extent taken into account under the terms of the Plan in determining the Actual Deferral Percentage ("Qualified Nonelective Contributions" and "Qualified Matching Contributions"). Qualified Nonelective Contributions and Qualified Matching Contributions under this Plan, or any other plan of the Employer, shall be taken into account as provided in Treasury Regulations to the extent needed to meet the Actual Deferral Percentage test, below.

2.32.    Qualified Joint And Survivor Annuity.
         ------------------------------------

         A "Qualified Joint and Survivor Annuity" is an immediate annuity for the life of the Participant with a survivor annuity for the life of the Participant's spouse which is fifty percent (50%) of the amount of the annuity which is payable during the joint lives of the Participant and the Participant's spouse and which is the amount of benefit which can be purchased with the Participant's vested Accrued Benefit. However, if the Participant so elects, the percentage(s) of the survivor annuity of the Qualified Joint and Survivor Annuity under the Plan shall be fifty percent (50%), seventy-five percent (75%), one hundred percent (100%); provided that the Qualified Joint and Survivor Annuity shall be the actuarial equivalent of the Qualified Joint and Survivor Annuity described in the first (1st) sentence of this section.

2.33.    Qualified Matching Contributions.
         --------------------------------

         "Qualified Matching Contributions" shall mean Matching Contributions which are subject to the distribution and nonforfeitability requirements under Code section 401(k) when made.

2.34.    Qualified Nonelective Contributions.
         -----------------------------------

         "Qualified Nonelective Contributions" shall mean contributions (other than Matching Contributions or Qualified Matching Contributions) made by the employer and allocated to Participants' Accounts that the Participants may not elect to receive in cash until distributed from the plan; that are nonforfeitable when made; and that are distributable only in accordance with the distribution provisions that are applicable to Elective Contributions and Qualified Matching Contributions.

2.35     Qualified Pre-Retirement Survivor Annuity.
         -----------------------------------------

         A "Qualified Pre-Retirement Survivor Annuity" is a survivor annuity for the life of the surviving spouse of the Participant which is the actuarial equivalent of the vested Accrued Benefit of the Participant.

2.36.    Reemployment Commencement Date.
         ------------------------------

         "Reemployment Commencement Date" means the date on which a former Employee first performs an Hour of Service for the Employer after the Employee's reemployment.

2.37.    Rollover Contributions.
         ----------------------

         "Rollover Contributions" means any distribution from an Eligible Retirement Plan defined in the Rollover Contributions paragraph.

2.38.    Severance From Employment.
         -------------------------

         "Severance From Employment" means discontinuance of employment with the Employer for any reason.

2.39.    Suspense Account.
         ----------------

         "Suspense Account" means the account provided in the Suspense Account article of the Limitation On Contributions and Benefits article, below.

2.40.    Top-Paid Group.
         --------------

         "Top-Paid Group" means the group of Employees consisting of the top twenty percent (20%) of all Employees when ranked on the basis of total compensation; excluding:

         A. Unless the Employer otherwise elects pursuant to regulations promulgated under Code section 414(q), Employees who:

                  1. Have not completed six (6) months of service by the end of the year including service from the immediately preceding year;

                  2.       Are Part-Time Employees;

                  3.       Are Seasonal Employees; or

                  4. Have not attained age twenty-one (21) by the end of the year.

         B.        Employees who are nonresident aliens described in Code
                   section 414(q)(11); and

         C. Employees who are covered under a collective bargaining agreement or agreements that the Secretary of Labor finds to be collective bargaining agreements between employee representatives and the Employer, which agreements satisfy Code section 7701(a)(46) and Temporary Regulations section 301.7701-17T, but only if ninety percent (90%) or more of the Employees of the Employer covered by such agreements and this Plan covers only Employees who are not so covered; such

                   Employees shall also be excluded from the group of Employees in the top twenty percent (20%) group.

         For purposes of the Highly Compensated Employees article above, no Top-Paid Group election has been made.

2.41.    Trust.
         ----

         "Trust" means the Trust Agreement, or any trust equivalent, executed by the Employer.

2.42.    Trustee.
         -------

         "Trustee" means the Trustee(s) signing the Trust and any successor Trustee(s). If a group annuity contract is being used in lieu of a trust agreement, the term Trustee shall refer to the issuer of the group annuity contract.

2.43.    Trust Fund.
         ----------

         "Trust Fund" means the fund held by the Trustee pursuant to the terms of the Trust and for the purpose of this Plan.

2.44.    Valuation Date.
         --------------

         "Valuation Date" means each day of the Plan Year for which current Trust Fund information is available.

2.45.    Vested.
         ------

         "Vested" means that portion of the Participant's Account in which the Participant or the Participant's Beneficiary has an unconditional, nonforfeitable right which is legally enforceable against the Plan.

2.46.    Vesting Computation Period.
         --------------------------

         A "Vesting Computation Period" shall mean the twelve (12) consecutive month period beginning with the later of the Employee's Employment Commencement Date or the effective date of this Plan, and each Plan Year thereafter, beginning with the Plan Year in which ends the Employees first twelve (12) consecutive month period of Service.

                    ARTICLE 3. ELIGIBILITY AND PARTICIPATION

3.01.    Eligibility And Entry Date.
         --------------------------

         All Eligible Employees may participate in the Plan. An Eligible Employee becomes a Participant on the January 1 or July 1 following the completion of six (6) months of actual Service with the Employer.

         Yolo Community Bank Employees, who are Eligible Employees on September 1, 2004 and either (i) were enrolled as participants in the Yolo Community Bank 401(k) Profit Sharing Plan as of August 30, 2004 or (ii) were eligible to be enrolled as participants in the Yolo Community Bank 401(k) Profit Sharing Plan as of July 1, 2004 due to completing one (1) month or more of Service with Yolo Community Bank before July 1, 2004, shall become Participants in the Plan effective September 1, 2004. Yolo Community Bank employees who are Eligible Employees on October 1, 2004 and had completed one (1) month or more of Service with Yolo Community Bank before October 1, 2004 shall become Participants in the Plan effective October 1, 2004.

         Yolo Community Bank Employees who became Participants as of September 1, 2004 and did not timely submit a Compensation reduction agreement before September 1, 2004, will have a second opportunity to submit a Compensation reduction agreement before October 1, 2004.

3.02.    Excluded Employees.
         ------------------

         This Plan excludes:

         A. Employees who are nonresident aliens and who receive no earned income (within the meaning of Code section911(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code section861(a)(3)).

         B.       Leased employees as defined in Code section414(n).

         C. Any Employee of the controlled group of the Employer who does not affirmatively adopt the Plan or who North Valley Bancorp does not specifically formally include in the Plan through formal Board of Directors resolution and/or Plan amendment.

3.03.    Participation.
         -------------

         The Plan Administrator, using employment dates certified by the Employer, shall determine which Employees are eligible to participate, and the Plan Administrator shall furnish such information and attendant data to the Trustee. The Plan Administrator shall notify each Employee of the Employee's eligibility and of any application or requirements for participation. To become a Participant, each Employee must enroll in the Plan in accordance with the requirements established by the Plan Administrator. By becoming a Participant, the Employee agrees to be bound by all terms, conditions and covenants of this Plan as then in effect or as thereafter amended.

3.04.    Inactive Status.
         ---------------

         If any Participant fails, in any Plan Year after the Participant commences participation under the Plan, to accumulate one (1) Hour of Service, despite the Participant's continued employment by the Employer, the Participant shall be placed on inactive status. In such cases, such Plan Year shall not be considered as a Period Of Service for the purposes of determining the Participant's Vested interest or for purposes of benefit accrual. If such Participant accumulates one
         (1) Hour of Service for the Employer in a subsequent Plan Year, the Participant shall revert to active status as of the first day of such Plan Year.

3.05.    Suspension Of Current Participation.
         -----------------------------------

         If any Participant (a) has a Severance From Employment; (b) becomes a member of an ineligible class of Employees; (c) is granted an unpaid leave of absence; or (d) is granted a waiver of participation, such Participant shall cease to be an active Participant under this Plan. Such Participant's Nonelective Account shall be placed on inactive status, and the Participant shall not share in the allocation of Employer contributions or forfeitures but the Participant's Accounts shall continue to receive allocations of Trust investment results. If in the year of the event suspending current participation the Participant has one (1) or more Hours of Service in that Plan Year prior to such event, then the Participant shall be allocated a share of any Employer contributions or forfeitures for that Plan Year pursuant to the Allocation Of Employer Contributions paragraph, below, based upon the Participant's Compensation prior to the date of suspension, unless employment on the last day of the Plan Year is required in order to receive such an allocation, and that Plan Year shall count for vesting purposes.

3.06.    Reemployed Former Participants And Excluded Employees.
         -----------------------------------------------------

         A. If a terminated Participant is reemployed by the Employer before a Break in Service occurs, the Participant shall continue to participate in the Plan in the same manner as if a Severance From Employment had not occurred.

         B. A Participant who had a Vested right to all or a portion of the Participant's Account derived from Employer contributions at the time of the Participant's Severance From Employment shall receive credit for all Periods Of Service prior to the Participant's Break in Service upon completing a Period Of Service after the Participant's return to the employ of the Employer.

         C. A Participant who did not have a Vested right to any portion of the Participant's Account derived from Employer contributions at the time of the Participant's Severance From Employment shall be considered a new Employee for eligibility purposes if the number of consecutive one (1) year Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of Periods Of Service before such Break in Service; otherwise, such Periods Of Service prior to the Participant's Break in Service shall count for eligibility purposes.

         D. If a Participant becomes ineligible to participate because the Participant is no longer a member of an eligible class of Employees, but has not incurred a Break in Service, such Employee shall participate immediately upon return to an eligible class of Employees. If such Participant incurs a Break in Service, the Participant's eligibility to participate shall be determined pursuant to the two preceding paragraphs.

         E. If an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such Employee shall participate immediately if such Employee has satisfied the minimum age and service requirements and would have previously become a Participant had the Employee been in the eligible class.

         F. Periods Of Service and Breaks in Service shall always be measured on the same computation period.

3.07.    Leaves Of Absence.
         -----------------

         Service with the Employer shall not be deemed to have been interrupted by the fact that an Employee has been on leave of absence with the consent of the Employer, provided that the Employee returns to the employ of the Employer at the expiration of such leave. Such Participant shall continue to receive Periods Of Service on the vesting schedule. Leaves of absence shall mean leaves granted by the Employer, in accordance with rules uniformly applied to all Employees, for reasons determined by the Employer to be in its best interests. Service with the Employer shall likewise not be deemed to have been terminated while an Employee is a member of the Armed Forces of the United States, provided that the Employee returns to the service of the Employer within ninety (90) days (or such longer period as may be prescribed by law) from the date the Employee first became entitled to discharge from the Armed Forces. Employees who do not return to the employ of the Employer within thirty (30) days following the end of the leave of absence, or within the required time in the case of service with the Armed Forces, shall be deemed to have terminated their employment as of the date when their leave began (unless such failure to return was the result of their death, total disability or approved early, deferred or normal retirement, in which case the date of such event shall be the date of Severance From Employment).

3.08.    Service With An Affiliated Employer.
         -----------------------------------

         All employees of all Affiliated Employers shall be treated as employed by a single employer for purposes of determining Service; provided, however, that employees of an Affiliated Employer shall not participate in this Plan unless the Affiliated Employer has adopted this Plan as a plan for its employees or if North Valley Bancorp has not formally adopted a Board of Directors resolution and/or Plan amendment to provide for participation in the Plan of the employees of the Affiliated Employer. Periods of Service with Yolo Community Bank prior to September 1, 2004 shall be credited to Employees who were employees of Yolo Community Bank as of August 31, 2004 for purposes of eligibility, accrual of benefits and vesting.

3.09.    Leased Employees.
         ----------------

         "Leased Employee" means any person who is not an Employee of the Employer and who provides services to the Employer if:

         A. Such services are provided pursuant to an agreement between the Employer and the leasing organization;

         B. Such person has performed such services for the Employer or related person on a substantially full time basis for a period of at least one (1) year; and

         C. Such services are performed under primary direction or control by the Employer.

         Any Leased Employee shall be treated as an Employee of the recipient Employer, and the portion of the Leased Employee's total compensation received from, or on behalf of, the leasing organization that is attributable to the performance of services for the recipient Employer shall be utilized for purposes of providing the Leased Employee with benefits under this Plan if the Leased Employee is otherwise eligible under the Plan's Eligibility Requirements. Notwithstanding the foregoing, if such Leased Employees do not constitute more than twenty percent (20%) of the Employer's nonhighly compensated workforce within the meaning of Code section414(n)(1)(c)(ii), a Leased Employee shall not be treated as an Employee of the Employer if such Leased Employee is covered by a plan which is maintained by the leasing organization if, with respect to such Leased Employee, such plan:

         A. Is a money purchase pension plan with a nonintegrated employer contribution rate for each participant of at least ten percent (10%) of compensation, as defined in Code section415(c)(3), but including amounts contributed pursuant to a salary reduction agreement, which are excludable from the Employee's gross income under Code sections 125, 402(a)(8), 402(h), 403(b) or 132(f);

         B.       Provides for full and immediate vesting; and

         C. Provides for immediate participation for each employee of the leasing organization other than employees who perform substantially all of their services for the leasing organization and other than employees whose compensation from the leasing organization in each Plan Year during the four (4) year period ending with the Plan Year is less than one thousand dollars ($1,000).

3.10.    Military Service.
         ----------------

         Notwithstanding any provision of this Plan to the contrary with regard to an Employee who after serving in the uniformed services is reemployed on or after December 12, 1994 within the time required by USERRA, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code section 414(u).

                            ARTICLE 4. CONTRIBUTIONS

4.01.    Employer Contributions-Elective Contributions.
         ---------------------------------------------

         A. Each year, the Employer shall make contributions to this Plan and the Trust in an amount equal to the total compensation reduction elections of all Participants made pursuant to this article.

         B. Each Plan Year, a Participant may elect to enter into a written Compensation reduction agreement with the Employer to defer up to fifty percent (50%), in nonfractional increments of one percent (1%), of his Compensation which would have been received for the Plan Year but for the deferral election. Except as provided in paragraph D below, such election will be applicable to all payroll periods within such Plan Year, whereby the Participant agrees to accept a reduction in Compensation from the Employer equal to any whole percentage of such Participant's Compensation per payroll period, not to exceed the amount which will cause the Plan to violate the provisions of the Limitation On Contributions And Benefits article, below, and not to exceed the maximum amount allowable as a deduction to the Employer under Code section404.

         C. For the period September 1, 2004 through December 31, 2004 (Period), a Yolo Community Bank Employee who became a Participant on September 1, 2004 may elect to enter into a written Compensation reduction agreement with the Employer to defer a flat whole dollar amount per pay period which will not exceed fifty percent (50%) of his Compensation which would have been received for the Plan Year but for the deferral election. Except as provided in paragraph D below, such election will be applicable to all payroll periods within such Period whereby the Participant agrees to accept a reduction in Compensation from the Employer equal to any flat whole dollar of such Participant's Compensation per payroll period, not to exceed the amount which will cause the

                  Plan to violate the provisions of the Limitation On Contributions And Benefits article, below, and not to exceed the maximum amount allowable as a deduction to the Employer under Code section 404.

         D. The Employer may allow a Participant upon proper notice and approval to enter into a special salary reduction agreement to make additional Elective Contributions in an amount up to one hundred percent (100%) of his Compensation for the payroll period(s) designated by the Employer. However, the maximum amount under paragraph B and C for any Plan Year may not exceed fifty percent (50%) of the Participant's Compensation for such Plan Year.

         E. All Employees who are eligible to make Elective Contributions under this Plan and who have attained age fifty (50) before the close of the Plan Year shall be eligible to make Catch-Up Contributions in accordance with, and subject to the limitations of, Code section414(v).

         F. Compensation reduction agreements shall be subject to the following:

                  1. A Compensation reduction agreement shall apply to each payroll period during which an effective Compensation reduction agreement is on file with the Employer.

                  2. A Compensation reduction agreement may be amended by a Participant at any time if the purpose of the amendment is to cease the amount of such Participant's Compensation which is subject to Compensation reduction. If a Participant ceases his Elective Contributions he may not again participate until the first day of any month.

                  3. A Compensation reduction agreement may be amended by a Participant prior to the beginning of the first day of any month if the purpose of the amendment is to increase or decrease (but not totally cease) the amount of such Participant's Compensation which is subject to Compensation reduction during such period and the remainder of such Plan Year.

                  4. Compensation reduction agreements and amendments to Compensation reduction agreements shall be effective as of, and shall not apply to any payroll period preceding, the payroll period next following the date the Compensation reduction agreement or amendment to the Compensation reduction agreement is executed by the Participant and the Employer.

                  5. In general, Compensation reduction agreements (other than a participant's initial election) or amendments to compensation reduction agreements are effective as of the first day of the next month.

                  6. The Employer may amend or revoke its Compensation reduction agreement with any Participant at any time if the Employer determines that such revocation or amendment is necessary to ensure that the Plan will not exceed the limitations of the Limitation On Contributions And Benefits article, below.

                  7. Except as provided above or as specifically allowed by the Plan Administrator, a Compensation reduction agreement applicable to any given Plan Year, once made, may not be revoked or amended by the Participant or the Employer.

4.02.    Employer Contributions-Nonelective Contributions.
         ------------------------------------------------

         A. For each Plan Year, the Employer may make a discretionary contribution which is not limited to its current or accumulated net profit. The amount to be contributed to this Plan shall not be subject to the election provided in the Employer Contributions-Elective Contributions article, above.

         B. In addition, the Employer may in its discretion contribute an amount, which amount shall be deemed an Employer Qualified Nonelective Contribution.

4.03.    Employer Contributions-Matching Contributions.
         ---------------------------------------------

         A. Each payroll period and except as provided in paragraph B below, the Employer shall contribute to each eligible Participant's account an amount equal to twenty-five percent (25%) of the Participant's Elective Deferrals. The maximum amount of Elective Deferrals for which such Matching Contributions will be made is five percent (5%) of Compensation which means that the maximum Matching Contribution will be one and one-fourth percent (1.25%) of Compensation.

         B. Effective September 1, 2004 to December 31, 2004, each payroll period, the Employer shall contribute to each eligible Participant's account who is an employee of Yolo Community Bank, an amount equal to fifty percent (50%) of the Participant's Elective Deferrals. The maximum amount of Elective Deferrals for which such Matching Contributions will be made is six percent (6%) which means that the maximum Matching Contributions will be three percent (3%) of Compensation during that period.

         C. In addition, the Employer may in its discretion, contribute an amount, which amount shall be deemed an Employer Qualified Matching Contribution.

4.04.    Employer Determination.
         ----------------------

         The Employer shall determine the amount of any contributions to be made by it to the Plan. Such determination shall be final and conclusive, and shall not be subject to change as a result of a subsequent adjustment of the Employer's records. The determination by the Employer of such contribution, or the earnings on which such contribution is based, shall be binding on the Trustees and all Participants, and shall not be subject to review in any manner. Neither the Trustees, Participants nor any person interested in the Trust Fund shall have any right to question that action, the judgment of the Employer, the accuracy of the books of account or other data or the method of accounting upon which the Employer might rely. The Trustees shall have no right or duty to inquire into the amount of the Employer's contribution, but shall be accountable only for funds actually received.

4.05.    Profits Not Required.
         --------------------

         The Employer may make contributions to the Plan without regard to current or accumulated earnings and profits for the taxable year or years ending with or within the Plan Year. Notwithstanding the foregoing, the Plan shall continue to be designed to qualify as a "profit sharing plan" for purposes of the Code and ERISA.

4.06.    Form Of Contribution.
         --------------------

         Employer contributions shall be made to the Trustee in the form of any property which is acceptable to the Trustee. It shall be the Employer's responsibility to determine the fair market value of any property contributed which is not cash or equivalent. No contribution shall be made in the form of the Employer's promissory note, whether secured or not.

4.07.    Time Of Contributions.
         ---------------------

         A. Nonelective Contributions and Matching Contributions may be made at any time, but not later than the final date for filing the Employer's federal income tax returns for such year (including extensions). If the contribution is accrued for the preceding Plan Year, and is actually made after the close of the Plan Year for which it is to be deducted, the contribution shall be accompanied by the Employer's signed statement to the Trustee that payment of the contribution is on account of the preceding Plan Year and shall be allocated to Participants' Nonelective and Matching Accounts as of the last day of the preceding Plan Year. Notwithstanding the foregoing, Matching Contributions

         B. Elective Contributions shall be made no later than the final date for filing the Employer's federal income tax returns for such year (including extensions); provided, however, that Elective Contributions accumulated through payroll deductions shall be paid to the Trustee as of the earliest date on which such contributions can reasonably be segregated from the Employer's general assets, but in any event within fifteen
                  (15) business days following the end of the month in which such amounts would otherwise have been payable to the Participant in cash. The provisions of Department of Labor regulations 2510.3-102 are incorporated herein by reference. Furthermore, any additional Employer contributions which are allocable to the Participant's Elective Account for a Plan Year shall be paid to the Plan no later than the twelve (12) month period immediately following the close of such Plan Year.

4.08.    Rollover Contributions.
         ----------------------

         An Eligible Employee who is entitled to receive an Eligible Rollover Distribution from an Eligible Retirement Plan as such terms are defined in the Eligible Rollover Distributions paragraph may elect at the time and in the manner prescribed by the Plan Administrator, to have any portion of such Eligible Rollover Distribution contributed to this Plan. Such Eligible Rollover Distribution may include after-tax employee contributions from an Eligible Retirement Plan.

             ARTICLE 5. ALLOCATIONS OF CONTRIBUTIONS AND VALUATION

5.01.    Valuation Of The Trust or Custodial Account
         -------------------------------------------

         The assets of the Trust shall be valued at fair market value on a "daily valuation basis" as of each Valuation Date. The Trustees, as of the close of business on each Valuation Date, shall determine the net worth of the assets of the Trust at their fair market value (using criteria and sources of information that the Trustees, in the Trustees sole discretion, deems appropriate), and shall deduct all fees and expenses for which the Trustees have not yet obtained reimbursement from the Employer or from the Trust. Such valuation shall not include any segregated accounts (which shall be valued separately) or contributions for the current Plan Year made by the Employer or any Employee as of such Valuation Date or thereafter, which shall be valued separately.

5.02.    Order Of Adjustment.
         -------------------

         Subject to the provisions of this Allocations Of Contributions And Valuation article, as of each Valuation Date, the Plan Administrator shall adjust the Participants' Accounts as follows, in the order stated:

         A. First, reflect proportionately any adjustment of fair market value of assets in the manner as provided in the Allocation Of Investment Results article, below;

         B. Second, allocate proportionately any income or loss in the manner provided in the Allocation Of Investment Results article, below;

         C. Third, allocate Employer contributions in the manner provided in the Allocation Of Employer Nonelective Contributions and the Allocation Of Employer Elective Contributions and Matching Contributions articles, below; provided that forfeitures arising during the Plan Year shall first be made available to reinstate previously forfeited account balances of former Participants, if any, in accordance with the Effect of Certain Distributions article below. The remaining forfeitures, if any, shall be used to reduce the

                  Employer's Nonelective Contributions or Employer's Matching Contributions hereunder.

5.03.    Allocation Of Investment Results.
         --------------------------------

         Income or loss generated since the immediately preceding Valuation Date by a segregated account, less a prorated portion of the Plan's administrative cost, shall be allocated solely to the account or investment involved. As of any Valuation Date, the income or loss attributable to the remaining assets of the Plan, reduced by expenses incurred since the preceding Valuation Date, shall be allocated to the Accounts of the Participants and Beneficiaries who had unpaid balances in their Accounts as of such Valuation Date in proportion to the balances in such Accounts as of the prior Valuation Date after reducing such prior Valuation Date balances by amounts withdrawn or distributed since such Valuation Date, if any.

5.04.    Allocation Of Employer Nonelective Contributions.
         ------------------------------------------------

         A. The Employer's Nonelective Contributions to this Plan shall be allocated among the Nonelective Accounts of the Participants eligible to receive an allocation of Nonelective Contributions in the ratio that each Eligible Participant's Compensation for such period bears to the aggregate Compensation for all Participants during such period.

         B. If the Employer makes a Qualified Nonelective Contribution for a given Plan Year, such contribution shall only be allocated to those Nonhighly Compensated Employees whose Compensation tests in ascending order from the lowest testing Compensation to the testing Compensation needed to pass the Actual Deferral Percentage Test.

5.05.    Allocation Of Employer Elective Contributions And Matching
         -----------------------------------------------------------
         Contributions.
         -------------

         The Employer's Elective Contributions, Catch-Up Contributions and Matching Contributions shall be allocated among the Elective Accounts, Catch-Up Contributions and Matching Accounts, respectively, of those Participants making the election for a contribution to this Plan under the Employer Contributions-Elective Contributions article, above, in the amount so elected by the Participant and in the appropriate amount of the Matching Contribution. Employer Elective Contributions and Catch-Up Contributions, if any, will be allocated as soon as administratively feasible following the last day of each payroll period during the Plan Year. Employer Matching Contributions, if any, will be allocated as of each payroll period during the Plan Year. Employer Matching Contributions will not be allocated to Employer Elective Contributions that are Catch-Up Contributions under the Employer Contribution Elective Contributions paragraph.

5.06.    Application Of Forfeitures.
         --------------------------

         Each Plan Year, forfeitures arising during that year shall first be made available to reinstate previously forfeited account balances of former Participants, if any, in accordance with the Allocation of Forfeitures article, below. The remaining forfeitures shall be applied to reduce the Employer's Nonelective Contribution or Employer's Matching Contributions for the Plan Year in which such forfeitures occur.

         Notwithstanding the above, forfeitures may first be used to pay administrative expenses under the Plan, as directed by the Employer.

5.07.    Permitted Reallocations.
         -----------------------

         In the event that any amount of any Participant's Compensation for a Plan Year has been found by the Internal Revenue Service, the California Franchise Tax Board, or a court of competent jurisdiction in a final decision, to be unreasonable, contributions for the affected Plan Year shall be applied to reduce the Employer's Nonelective Contribution the following Plan Year. The Participant's Nonelective Accounts and the allocation of investment results shall be adjusted to reflect the results of such allocation in each subsequent Plan Year.

              ARTICLE 6. LIMITATION ON CONTRIBUTIONS AND BENEFITS

6.01.    Special Definitions.
         -------------------

         For purposes of this article, the following definitions shall apply:

         A.       Annual Additions.
                  ----------------

                  "Annual Additions" means the sum of the following amounts allocated on behalf of a Participant for a Limitation Year:

                  1.      All Employer contributions;

                  2.      All forfeitures;

                  3.      All Employee contributions;

                  4. Amounts allocated to an individual medical account (as defined in Code section 415(1)(2)) which is part of a pension or annuity plan maintained by the Employer; and

                  5. Amounts derived from contributions paid or accrued which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code section 419A(d)(3)) under a welfare benefit plan (as defined in Code section 419(e)) maintained by the Employer.

         B.       Employer.
                  --------

                  "Employer" means the Employer that adopts this Plan. In the case of a group of employers which constitutes a controlled group of corporations (as defined in Code section414(b) as modified by Code section415(h)), or which constitutes trades or businesses (whether or not incorporated) which are under common control (as defined in Code section414(c) as modified by Code section415(h), or which constitutes an affiliated service group (as defined in Code section414(m)), or which is required to be aggregated with the Employer pursuant to the regulations under Code section414(o), all such employers shall be considered a single employer for purposes of applying the limitations of this article.

         C.       Excess Amount.
                  -------------

                  "Excess amount" means the excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount, less loading and other administrative charges allocated to such excess.

         D.       Limitation Year.
                  ---------------

                  "Limitation Year" means the Plan Year unless any other twelve
                  (12) consecutive month period is adopted for all plans of the Employer adopted by the Employer and each Participating Affiliated Employer.

         E.      Maximum Permissible Amount.
                 --------------------------

                  Except to the extent otherwise permitted for catch-up contributions under the Maximum Amount Of Elective Deferrals article, below, and Code section 414(v), if applicable, the Annual Addition that may be contributed or allocated to a Participant's Account under the Plan for any limitation year shall not exceed the lesser of:

                  1. Forty thousand dollars ($40,000), as adjusted for increases in the cost-of-living under Code section 415(d), or

                  2. One hundred percent (100%) of the Participant's Total Compensation, within the meaning of Code section415(c)(3), for the Plan Year.


                  The compensation limit referred to in (2) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code section401(h) or Code section419A(f)(2)) which is otherwise treated as an Annual Addition.

         F.       Total Compensation.
                  ------------------

                  1. Except as otherwise provided herein, the term "Total Compensation" means the Participant's compensation from the Employer for the Plan Year and includes:

                           a. The Participant's wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Treasury regulations section 1.162-2(c)), including foreign earned income (as defined in Code section 911(b)), whether or not excludable from gross income under

                                    Code section 911, and without regard to the exclusions from gross income in Code sections 931 and 933.

                           b. In the case of a Participant who is an employee within the meaning of Code section 401(c)(1) and the regulations thereunder, the Participant's earned income (as described in Code section 401(c)(2) and the regulations thereunder).

                           c.       Amounts described in Code sections
                                    104(a)(3), 105(a) and 105(h), but only to
                                    the extent that these amounts are includable in the gross income of the Participant, including foreign earned income (as defined in Code section 911(b)), whether or not excludable from gross income under Code section911, and without regard to the exclusions from gross income according to the principles set forth in Code sections 931 and 933.

                           d. Amounts paid or reimbursed by the Employer for moving expenses incurred by the Participant, but only to the extent that at the time of the payment it is reasonable to believe that these amounts are not deductible by the Participant under Code section217.

                           e. The value of a nonqualified stock option granted to the Participant by the Employer, but only to the extent that the value of the option is includable in the gross income of the Participant for the taxable year in which granted.

                           f. The amount includable in the gross income of the Participant upon making the election described in Code section 83(b).

                           g. Any elective deferral (as defined in Code section402(g)(3)), and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includable in the gross income of the Employee by reason of Code sections 125, 457 or 132(f)(4).

                  2. The term "Total Compensation" shall not include items such as:

                           a. Any distributions from a plan of deferred compensation are not considered as compensation regardless of whether such amounts are includable in the gross income of the Employee when distributed. However, any amounts received by an Employee pursuant to an unfunded nonqualified plan may be considered as compensation in the year such amounts are includable in the gross income of the Employee.

                           b. Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture under Code section 83 and the regulations thereunder.

                           c. Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

                           d. Other amounts which receive special tax benefits, such as premiums for group-term life insurance (but only to the extent that the premiums are not includable in the gross income of the employee), or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code section 403(b) (whether or not the contributions are excludable from the gross income of the Employee).

6.02.    Limitation On Allocations.
         -------------------------

         A. The amount of Annual Additions which may be allocated under this Plan on a Participant's behalf for a Limitation Year shall not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan.

         B. Prior to the determination of the Participant's actual Total Compensation for a Limitation Year, the Maximum Permissible

                  Amount may be determined on the basis of the Participant's estimated Total Compensation for such Limitation Year. Such estimated Total Compensation shall be determined on a reasonable basis and shall be uniformly determined for all Participants similarly situated. Any Employer contributions (including allocations of forfeitures) based on estimated Total Compensation shall be reduced by any Excess Amounts carried over from prior years.

         C. As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for such Limitation Year shall be determined on the basis of the Participant's actual Total Compensation for such Limitation Year.

         D. If there is an Excess Amount with respect to a Participant for a Limitation year, such Excess Amount shall be disposed of as follows:

                  1. First, any Excess Amounts attributed to allocations under the North Valley Bancorp Employee Stock Ownership Plan shall be reduced prior to reducing allocations or contributions under this Plan.

                  2. Second, any Excess Amounts attributed to this Plan shall be reduced, to the extent possible, by distribution of elective deferrals (within the meaning of Code section 402(g)(3) that have not been matched), along with the distribution of gains attributable to those elective deferrals in accordance with Treasury Regulation section 1.415-6(b)(6)(iv).

                  3. Third, any Excess Amounts attributed to this Plan shall be reduced to the extent possible by distribution of elective deferrals (and earnings as described above) that have been matched and the Employer Matching Contributions attributable thereto:

                  4. Fourth, any Excess Amount remaining shall be returned to the Employer or held in the Suspense Account.

         E. Notwithstanding the foregoing, the otherwise permissible Elective Contribution Amount for any Participant under this Plan may be reduced to the extent necessary as determined by the Employer, to prevent allocations in violation of this Limitation On Allocations.

6.03.    Suspense Account.
         ----------------

         In the event that the Excess Amount in any year exceeds the maximum amount that may be allocated, or in the event of an unintentional error, computational or otherwise, by the Employer, in allocating Annual Additions to a Participant's Account, if such amount is not returned to the Employer, such amount, as determined by the Employer, may be held in the Suspense Account, subject to the following limitations and conditions:

         A. Investment gains and losses and other income may not be reallocated to this Suspense Account;

         B. The amounts in this Suspense Account shall be allocated as of each Allocation Date on which such amount may be allocated until the Suspense Account is exhausted;

         C. No Employer contributions may be made at any time when the Suspense Account has unallocated amounts or when their allocation would be precluded by Code section 415; and

         D. Upon termination of the Plan, the Suspense Account shall revert to the Employer to the extent that it may not then be allocated to any Participant's Nonelective Account.

6.04.    Leased Employees.
         ----------------

         In the event that the interest of a leased employee (as defined in Code section414(n)) in a leasing organization's qualified plan attributable to services performed for the recipient Employer by the leased employee is treated a provided under a qualified plan of the recipient Employer pursuant to the provisions of Code section414(n) and the regulations thereunder, such interest shall be treated as being provided under a separate qualified plan of the recipient employer and shall be taken into account under this Plan for purposes of the limitations set forth in this Limitation On Contributions And Benefits article. In the event that the total of the benefits provided to the leased employee under the leasing organization's qualified plan and under all qualified plans maintained by the Employer would result in an Excess Amount, the benefits provided to the leased employee under the qualified plans maintained by the Employer shall be reduced in accordance with the provisions of this Limitation On Contributions And Benefits article in the same manner as if the benefits provided to the leased employee under the leasing organization's qualified plan were actually being provided by the recipient

         Employer's plan of the same type and as if the provisions of such plan required that compliance with the requirements of Code section415 be accomplished by means of reductions in the benefits being provided to the leased employee under all other plans.

6.05.    Nondiscrimination Limitations.
         -----------------------------

         A.       Special Compensation Deferral Definitions.
                  -----------------------------------------

                  For purposes of the limitations set forth in this Nondiscrimination Limitations article and the Maximum Amount of Elective Deferrals article, below, the following definitions shall apply:

                  1.       Actual Deferral Percentage.
                           --------------------------

                           "Actual Deferral Percentage" for a specified group of Employees for a Plan Year means the average of the ratios, calculated separately for each eligible Employee in such group, of the amount of the Employer's Contributions made under the Plan on behalf of such Employee for such Plan Year, to the Employee's Preelection Compensation for such Plan Year.

                  2.       Employer's Contributions.
                           ------------------------

                           "Employer's Contributions" on behalf of any Participant means:

                           a. Any Elective Deferrals made pursuant to the Participant's deferral election, including Excess Elective Deferrals as determined under the Maximum Amount Of Elective Deferrals article, below, but excluding Excess Elective Deferrals distributed to a Nonhighly Compensated Employee under this Plan or another plan of the Employer or an Affiliated Employer, and excluding Elective Deferrals that are taken into account in the Actual Contribution Percentage test, below (provided the Actual Deferral Percentage is satisfied both with and without exclusion of these Elective Deferrals); and excluding Catch-Up Contributions, and

                           b. At the election of the Employer, Qualified Elective Contributions.

                  3.       Employee's Preelection Compensation.
                           -----------------------------------

                            "Employee's Preelection Compensation" means the amount of the Employee's compensation prior to calculating the Elective Contribution made on behalf of the Employee under the deferral election of the Employer Contributions-Elective Contributions article.

                  4.       Qualified Elective Contributions.
                           --------------------------------

                           "Qualified Elective Contributions" means Nonelective Contributions and Matching Contributions to the extent taken into account under the terms of the Plan in determining the Actual Deferral Percentage (Qualified Nonelective Contributions and Qualified Matching Contributions). Qualified Nonelective Contributions and Qualified Matching Contributions under this Plan, or any other plan of the Employer, shall be taken into account as provided in Treasury Regulations to the extent needed to meet the Actual Deferral Percentage test, below. Such contributions shall satisfy the requirements of the Full Vesting article, below, and the distribution restrictions contained in the Commencement Of Payment Of Benefits article, below, when they are contributed to the Plan.

                  5.       Elective Deferrals.
                           ------------------

                           "Elective Deferrals" means with respect to any taxable year, the sum of:

                           a. Any Employer contribution under a qualified cash or deferral arrangement (as defined in Code section401(k)) to the extent not includable in gross income for the taxable year under Code section402(e)(3) (determined without regard to Code section402(g)(3)(A)) excluding Catch-Up Contributions;

                           b. Any Employer contribution to the extent not includable in gross income for the taxable year under Code section402(h)(1)(B) (determined without regard to Code section 402(g)(3));

                           c. Any Employer contribution to any plan as described under Code section 501(c)(18); and

                           d. Any Employer contribution to purchase an annuity contract under Code section 403(b) under a salary reduction agreement (within the meaning of Code section 3121(a)(5)(D)).

                  6.       Excess Contributions.
                           --------------------

                           "Excess Contributions" means, with respect to any Plan Year, the excess of:

                           a.       The aggregate amount of Employer
                                    contributions actually taken into account in computing the Actual Deferral Percentage of Highly Compensated Employees for such Plan Year, over

                           b. The maximum amount of such contributions permitted by the Actual Deferral Percentage test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the Actual Deferral Percentages, beginning with the highest of such percentages in the manner provided in the Treasury Regulations).

         B.       Actual Deferral Percentage Test.
                  -------------------------------

                  1. The Actual Deferral Percentage for eligible Highly Compensated Employees for such Plan Year shall not exceed the greater of:

                           a. One hundred twenty-five percent (125%) of the Actual Deferral Percentage for all Nonhighly Compensated Employees for the current Plan Year; or

                           b.       The lesser of:

                                    (1)      Two hundred percent (200%) of the
                                             Actual Deferral Percentage for all
                                             Nonhighly Compensated Employees for
                                             the current Plan Year; or

                                    (2)      The Actual Deferral Percentage for
                                             all Nonhighly Compensated Employees
                                             for the current Plan Year plus two
                                             percent (2%).

                  2. This Plan is using the current year testing method for purposes of the Actual Deferral Percentage Test.

                  3. In the event that this Plan satisfies the requirements of Code section 401(a)(4), 401(k) or 410(b) only if aggregated with one (1) or more other plans, or if one (1) or more other plans satisfy the requirements of Code section 410(b) only if aggregated with this Plan, then the Actual Deferral Percentage test shall be applied by determining the Actual Deferral Percentages of the Employees as if all such plans were a single plan.

                  4. The Actual Deferral Percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals or Qualified Elective Contributions allocated to such Participant's accounts under two (2) or more plans or arrangements described in Code section 401(k) that are maintained by the Employer or an Affiliated Employer shall be determined as if all such Elective Deferrals (and, if applicable, such Qualified Elective Contributions) were made under a single arrangement. If a Highly Compensated Employee participates in two (2) or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

                  5. For purposes of the Actual Deferral Percentage test, Elective Deferrals and Qualified Elective Contributions must be made before the last day of the twelve (12) month period immediately following the Plan Year to which contributions relate. The Employer shall maintain records sufficient to demonstrate satisfaction of the Actual Deferral Percentage test and the amount of Qualified Elective Contributions used in such test.

                  6. The determination and treatment of the Elective Deferrals, Qualified Elective Contributions and Actual Deferral Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury, including, but not limited to, the requirement that the amount of the Nonelective Contributions, including the Qualified Nonelective Contributions, satisfies Code section401(a)(4), and the requirement that the amount of the Nonelective Contributions, excluding the Qualified Nonelective Contributions and those Nonelective Contributions treated as Matching Contributions for purposes of the Actual Contribution Percentage test, below, satisfies Code section 401(a)(4).

         C.       Adjustment For Excessive Allocations.
                  ------------------------------------

                  In the event that the initial allocations of the Employer's contributions made pursuant to the Employer
                  Contributions-Elective Contributions article does not satisfy one of the Actual Deferral Percentage tests, then the Employer's Contributions shall be adjusted pursuant to the options set forth below:

                  1. Each Highly Compensated Employee, beginning with the Participant with the largest amount of Elective Contributions, shall have such Participant's portion of the Excess Contributions (and any earnings attributable to such excess) distributed to such Participant until one of the Actual Deferral Percentage tests is satisfied in the manner provided in the Treasury Regulations. Excess Contributions that are to be distributed shall be distributed on or before the fifteenth day of the third month following the end of each Plan Year if administratively feasible, but in no event later than the close of the following Plan Year.

                  2. The amount of Excess Contributions to be distributed under this paragraph shall be reduced by any Excess Elective Deferral, below, previously distributed to the Participant for the Participant's taxable year ending with or within the Plan Year.

                  3. Elective Contributions reduced under this paragraph shall not be eligible for Employer Matching Contributions.

                           Excess Contributions shall be treated as Annual Additions under the Plan.

                  4. Excess Contributions that are distributed to the Participant shall be adjusted for any income or loss. The income or loss allocable to Excess Contributions is calculated as follows:

                           a.       Income or loss allocable to the
                                    Participant's Elective Account (and, if
                                    applicable, the Qualified Nonelective
                                    Account or the Qualified Matching Account or
                                    both) for the Plan Year multiplied by a
                                    fraction, the numerator of which is such Participant's Excess Contributions for the Plan Year and the denominator of which is the Participant's Account balance(s) attributable to Elective Deferrals (and Qualified Elective Contributions if any of such contributions are included in the Actual Deferral Percentage test) as of the beginning of such Plan Year; and

                           b. Income or loss allocable to the period between the end of the Plan Year and the date of distribution shall be disregarded in determining income or loss.

                  5. Excess Contributions shall be distributed from the Participant's Elective Account and Qualified Matching Account (if applicable) in proportion to the Participant's Elective Deferrals and Qualified Matching Contributions (to the extent used in the Actual Deferral Percentage test) for the Plan Year. Excess Contributions shall be distributed from the Participant's Qualified Nonelective Account only to the extent that such Excess Contributions exceed the balance in the Participant's Elective Account and Qualified Matching Account.

                  6. A portion of the Nonelective Contributions or Matching Contributions shall be deemed a Qualified Nonelective Contribution or a Qualified Matching Contribution and shall be reallocated to the Accounts of those Nonhighly Compensated Employees whose Compensation tests in ascending order from the lowest testing Compensation to the testing Compensation needed to pass the Actual Deferral Percentage test in the amounts necessary to satisfy the Actual Deferral Percentage test.

6.06.    Maximum Amount Of Elective Deferrals.
         ------------------------------------

         No Employee shall be permitted to have Elective Deferrals during any calendar year in excess of twelve thousand dollars ($12,000) or such larger amount as provided by the Secretary of the Treasury. All Employees who are eligible to make Elective Deferrals under this Plan and who have attained age fifty (50) before the close of the Plan Year shall be eligible to make Catch-Up Contributions in accordance with, and subject to the limitations of, Code section 414(v). Such Catch-Up Contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code sections 402(g) and 415. The Plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of Plan Code sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416, as applicable, by reason of the making of such Catch-Up Contributions. If an Employee's Elective Deferrals for a year would be more than the amount permitted (Excess Elective Deferral), the following shall apply:

         A. Any direction for such Excess Elective Deferral shall be invalid and the directed deferral shall not be made.

         B. A Participant may withdraw all or part of any Excess Elective Deferral by notice in accordance with rules established by the Plan Administrator. A Participant's withdrawal shall be reduced by the amount of any Excess Contributions previously distributed.

         C. If an Excess Elective Deferral occurs because of combined Elective Deferrals under this Plan and another plan, the Participant may withdraw the excess only if the following conditions are satisfied:

                  1. The Participant notifies the Plan Administrator of the Excess Elective Deferral by March 1 following the close of the year, unless the Plan Administrator waives the deadline.

                  2. The notice specifies how much of the Excess Elective Deferral is to be withdrawn from this Plan.

                  3. Other applicable rules of the Plan Administrator are followed.

         D. A Participant may assign to this Plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Plan Administrator on or before March 1 following the close of the year, unless the Plan Administrator waived the deadline, of the amount of the Excess Elective Deferrals to be assigned to the Plan.

         E. Notwithstanding any other provision of the Plan, Excess Elective Deferrals, plus any income and minus any also allocable thereto, shall be distributed no later than April 15 to any Participant to whose account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year.

         F. Excess Elective Deferrals shall be treated as Employer contributions for all purposes under the Code; provided, however, that:

                  1. Excess Elective Deferrals of Nonhighly Compensated Employees shall not be taken into account under the Actual Deferral Percentage test; and

                  2. Excess Elective Deferrals shall not be treated as Annual Additions under the Plan to the extent distributed in accordance with this paragraph.

         G. The amount of Excess Elective Deferrals that may be distributed with respect to a Participant for a taxable year shall be reduced by any Excess Contributions, above, previously distributed to the Participant for the Plan Year beginning with or within the taxable year.

         H. Excess Elective Deferrals that are distributed to the Participant shall be adjusted for the income allocable to the Excess Elective Deferrals, which shall be the sum of the allocable gain or loss for the taxable year of the Participant. The income allocable to Excess Elective Deferrals is calculated as follows:

                  1. The income for the taxable year allocable to the Participant's Elective Account multiplied by a fraction, the numerator of which is such Participant's Excess Elective Deferrals for the taxable year and the denominator of which is the sum of the Participant's account balance attributable to Elective Deferrals as of the beginning of the taxable year plus the Participant's Elective Deferrals for the taxable year; and

                  2. Income or loss allocable to the period between the end of the Plan Year and the date of distribution shall be disregarded in determining income or loss.

6.07.    Nondiscrimination Test For Matching Contributions.
         -------------------------------------------------

         A.       Special Definitions.
                  -------------------

                  For purposes of this paragraph, the following definitions shall apply:


                  1.       Actual Contribution Percentage.
                           ------------------------------

                           "Actual Contribution Percentage" means the average (expressed as a percentage) of the Contribution Percentages of the Participants in a group.

                  2.       Contribution Percentage
                           -----------------------

                           "Contribution Percentage" means the ratio (expressed as a percentage) of the sum of the Participant's Contribution Percentage Amounts to the Participant's Compensation for the Plan Year (whether or not the Employee was a Participant for the entire Plan Year).

                  3.       Contribution Percentage Amounts.
                           -------------------------------

                           "Contribution Percentage Amounts" means the Employer Matching Contributions (to the extent taken into account for purposes of the Actual Contribution Percentage test) made under the Plan on behalf of the Participant for the Plan Year. Such Contribution Percentage Amounts shall include forfeitures of Excess Aggregate Contributions or Matching Contributions allocated to the Participant's Account which shall be taken into account in the year in which such forfeitures are allocated. The Employer shall include Qualified Matching and Nonelective Contributions in the Contribution Percentage Amounts and Elective Deferrals in the Contribution Percentage Amounts so long as the Actual Deferral Percentage test is met before the Elective Deferrals are used in the Actual Contribution Percentage test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the Actual Contribution Percentage test. The amount of such

                           Qualified Matching and Nonelective Contributions and Elective Deferrals so used shall be such amounts as are needed to meet the Actual Contribution Percentage test.

                  4.       Excess Aggregate Contributions.
                           ------------------------------

                           "Excess Aggregate Contributions" means with respect to any Plan Year, the excess of:

                           a. The aggregate amount of the Matching Contributions and Excess Contributions made on behalf of the Highly Compensated Employee group for such Plan Year, over.

                           b. The maximum amount of such contributions permitted under the Actual Contribution Percentage test.

                           The amount of Excess Aggregate Contributions with respect to any Plan Year shall be determined after first determining and correcting the Excess Contributions in accordance with the Maximum Amount Of Elective Deferrals article and the Adjustment For Excessive Allocations article.

         B.       Actual Contribution Percentage Test.
                  -----------------------------------

                  1. The Actual Contribution Percentage for eligible Highly Compensated Employees for such Plan Year shall not exceed the greater of:

                           a. One hundred twenty-five percent (125%) of the Actual Contribution Percentage for all other eligible Employees for the current Plan Year; or

                           b.       The lesser of:

                                    (1)      Two hundred percent (200%) of the
                                             Actual Contribution Percentage for
                                             all other eligible Employees for
                                             the current Plan Year; or

                                    (2)      The Actual Contribution Percentage
                                             for all other eligible Employees
                                             for the current Plan Year plus two
                                             percent (2%).

                  2. This Plan is using the current year testing method for purposes of the Average Contribution Percentage Test.

                  3. The Actual Contribution Percentage of the Highly Compensated Employees will be reduced (beginning with such Highly Compensated Employee whose Actual Contribution Percentage is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amounts is reduced shall be treated as an Excess Aggregate Contribution.

                  4. In the event that this Plan satisfies the requirements of Code section 401(a)(4), 401(m) or 410(b), only if aggregated with one (1) or more other plans, of if one or more other plans satisfy the requirements of Code section410(b) only if aggregated with this Plan, then the Actual Contribution Percentage test shall be applied by determining the Contribution Percentages of the Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code section 401(m) only if they have the same Plan Year.

                  5. The Contribution Percentage for any Highly Compensated Employee for the Plan Year who is eligible to receive Matching Contributions, Qualified Matching Contributions or Qualified Nonelective Contributions, or Elective Deferrals allocated to such Participant's account under two (2) or more plans described in Code section401(a) or arrangements described in Code section401(k)) that are maintained by the Employer or an Affiliated Employer shall be determined as if all such contributions and Elective Deferrals were made under a single plan. If a Highly Compensated Employee participates in two (2) or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

                  6. For purposes of the Actual Contribution Percentage test, Matching Contributions, Qualified Matching Contributions and Qualified Nonelective Contributions will be considered made for a Plan Year if made no later than the end of the twelve (12) month period beginning on the day after the close of the Plan Year. The Employer shall maintain records sufficient to demonstrate satisfaction of the Actual Contribution Percentage test and the amount of Qualified Nonelective Contributions and Qualified Matching Contributions used in such test.

                  7. The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         C.       Adjustment For Excessive Contribution Percentage.
                  ------------------------------------------------

                  1. In the event that the Plan shall fail to satisfy the Actual Contribution Percentage test in any Plan Year, then the Plan Administrator shall direct the Trustee to distribute the amount of the Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, to the Highly Compensated Employee group or, if the amount is forfeitable, forfeit such Excess Aggregate Contributions. Such distribution or forfeiture shall be made on behalf of the Highly Compensated Employee group in order of their Contribution Percentages beginning with the highest of such percentages in the manner provided in the Treasury Regulations. Forfeitures of Excess Aggregate Contributions shall be allocated after all other forfeitures under the Plan in the same manner as designated in the Forfeitures article. However, no such forfeiture shall be allocated to a Highly Compensated Employee whose contributions are reduced pursuant to this paragraph. Excess Aggregate Contributions shall be distributed or forfeited on or before the fifteenth day of the third month following the end of the Plan Year if administratively feasible, but in no event later than the close of the following Plan Year.

                  2. Notwithstanding any other provision of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, or if not forfeitable, distributed, no later than the last day of each Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year.

                  3. Excess Aggregate Contributions shall be treated as Annual Additions under the Plan.

                  4. Excess Aggregate Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Aggregate Contributions is calculated as follows:

                           a.       Income or loss allocable to the
                                    Participant's Matching Account (if any, and if all amounts therein are not used in the Actual Deferral Percentage test) and, if applicable, Qualified Nonelective Account and Elective Account for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the Plan Year and the denominator of which is the Participant's account balance(s) attributable to Contribution Percentage Amounts as of the beginning of such Plan Year; and

                           b. Income or loss allocable to the period between the end of the Plan Year and the date of distribution should be disregarded in determining income or loss.

                  5. Forfeitures of Excess Aggregate contributions shall be reallocated to the accounts of Nonhighly Compensated Employees.

                  6. Excess Aggregate Contributions shall be forfeited, if forfeitable, or distributed on a pro rata basis from the Participants Matching Account, and Qualified Matching Account (and, if applicable, the Participants Qualified Nonelective Account, or both).

                       ARTICLE 7. VESTING AND FORFEITURES

7.01.    Full Vesting.
         ------------

         A. A Participant shall become one hundred percent (100%) Vested in the full amount credited to the Participant's Nonelective Account and Matching Account when the Participant attains Normal

                  Retirement Age, or terminates employment with the Employer by reason of death.

         B. A Participant shall be fully Vested at all times in the Participant's Elective Account, Qualified Matching Contributions and Qualified Nonelective Contributions that are treated as Elective Contributions, Catch-Up Account and Rollover Account.

7.02.    Partial Vesting-Matching and Nonelective Accounts.
         -------------------------------------------------

         Prior to the time that a Participants' Matching Account and Nonelectiive Account become one hundred percent (100%) vested pursuant to the Full Vesting article above, the Participants' Matching Accounts and Nonelective Accounts shall become Vested as follows:

                    ---------------------------------------
                    |                                     |
                    |    Years of                Percent  |
                    |    Service                  Vested  |
                    |-------------------------------------|
                    |      0                        0%    |
                    |-------------------------------------|
                    |      1                       25%    |
                    |-------------------------------------|
                    |      2                       50%    |
                    |-------------------------------------|
                    |      3                       75%    |
                    |-------------------------------------|
                    |      4                      100%    |
                    ---------------------------------------

7.03.    Years Of Service.
         ----------------

         A. An Employee shall be credited with Years Of Service as follows:

                  1. An Employee shall be credited with one (1) Year of Service for each Vesting Computation Period in which an Employee performs one thousand (1,000) Hours of Service.

                  2. An Employee who is absent from work for maternity or paternity leave reasons shall be credited for purposes of this article with Service as described in the Service article from the date she was first absent from work to the earlier of the anniversary of that date or the date she again performs an Hour of Service for the Company.

                  3. If an Employee's Service terminates prior to his earning any vested percentage, once the Participant has incurred five (5) consecutive one (1) year Breaks in Service, his Service prior to such termination shall be disregarded for vesting purposes in the event of a renewal of Service.

                  4. In the case of an Employee who incurs a one (1) year Break in Service followed by a renewal of Service, Service prior to the one (1) year Break in Service shall be excluded for purposes of vesting in the Account established after Service has been renewed until he has completed one (1) Year of Service subsequent to his renewal of Service.

                  5. In the case of an Employee who has five (5) consecutive one (1) year Breaks in Service followed by a renewal of Service, all Years of Service after such break in Service shall be disregarded for purposes of determining the vested percentage of the Participant's Company Account attributable to allocations made for Fiscal Years prior to such break in Service.

                  6. Only Employees who were employees of Yolo Community Bank as of August 31, 2004, prior to the merger of Yolo Community Bank into the new Yolo Community Bank, a wholly-owned subsidiary of North Valley Bancorp, shall have Service with Yolo Community Bank prior to September1, 2004 count for determining Years of Service for vesting purposes under the Plan.

                  7. All Employees who participated in the Six Rivers Plan on the day before the October 12, 2000 acquisition of Six Rivers National Bank by North Valley Bancorp shall have service with Six Rivers National Bank prior to October 12, 2000 count for vesting purposes under the Plan.

7.04.    Forfeitures.
         -----------

         A.       Vested Percentage.
                  -----------------

                  The Participant's Vested percentage in the Participant's Nonelective Account and Matching Account shall be determined by the Participant's place on the vesting schedule at the date of the Participant's Severance From Employment.

         B.       Time Of Forfeiture.
                  ------------------

                  The forfeiture of that portion of a Participant's Nonelective Account and Matching Account in which the Participant is not Vested shall occur as of the last day of the Plan Year following, or coincident with, the earlier of:

                  1. The distribution of the entire Vested portion of the Participant's Nonelective Account and Matching Account; or

                  2. The last day of the Plan Year in which the Participant incurs five (5) consecutive one (1) year Periods Of Severance.

                  If the Participant had no Vested right to any portion of the Participant's Account at the time of the Participant's Severance From Employment, the preceding sentence shall apply as if a distribution of the Participant's Nonelective Account and Matching Account occurred on the date of the Participant's Severance From Employment. If the Participant has been reemployed prior to the time of reallocation, no forfeiture shall occur and all Periods of Service prior to the Periods Of Severance shall count on the vesting schedule.

         C.       Allocation Of Forfeitures.
                  -------------------------

                  Amounts which are forfeited shall be applied pursuant to the Application of Forfeitures article, above.

7.05.    Effect of Certain Distributions.
         -------------------------------

         A. For purposes of determining a Participant's Vested interest in the Participant's Account derived from Employer contributions attributable to years prior to the distribution hereinafter described, Periods of Service shall not include service with respect to which the Participant has received, or is deemed to have received, distribution of the Participant's entire Vested Account, made on account of the Participant's Severance From Employment, in an amount not in excess of or in any amount which the Participant elected to receive. If such a Participant did not have a Vested right to all of the Participant's Account and is later reemployed by the Employer before the close of the first period of five (5) consecutive one (1) year Periods Of Severance commencing after the Participant's Severance From Employment, the Participant's forfeited Account shall be reinstated, unadjusted by any gains or losses occurring subsequent to the Valuation Date or other valuation date preceding the Participant's Severance From Employment providing the Participant repays the amount that was previously distributed to him (without interest) within five (5) years after reemployment. The source for such reinstatement shall first be any forfeitures occurring during the year. If such source is insufficient, then the Employer shall contribute an amount which is sufficient to restore any such forfeited Accounts; provided, however, that if a discretionary contribution is made for such year pursuant to the Employer Contributions-Nonelective Contributions article above, such contribution shall first be applied to restore any such Accounts and the remainder shall be allocated in accordance with the Allocation Of Employer Nonelective Contributions article above.

         B. For purposes of this Effect of Certain Distributions article, if the value of a terminated Participant's Vested portion of the Account is zero (0), the terminated Participant shall be deemed to have received a distribution of such Vested portion of the Account upon Severance From Employment.

7.06.    Amendments to Vesting Schedule.
         ------------------------------

         A.       Amendment.
                  ---------

                  If the Plan's vesting schedule set forth in the Partial Vesting article, above, is amended or if the Plan is amended in any way that directly or indirectly affects the computation of a Participant's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to or from a Top Heavy vesting schedule, each Participant with at least three
                  (3) Periods of Service with the Employer may elect within a reasonable period (known as the Election Period, and described in the Election Period article, below) after the adoption of the amendment or change, to have such Participant's nonforfeitable percentage computed under the Plan without regard to such amendment or change.

         B.       Election Period.
                  ---------------

                  The election period shall begin when the Plan amendment is adopted, and end on the latest of the following dates:

                  1. The date which is sixty (60) days after the date on which the Plan amendment is adopted;

                  2. The date which is sixty (60) days after the Plan amendment becomes effective; or

                  3. The date which is sixty (60) days after the day on which the Participant is issued written notice of the Plan amendment by the Employer or Plan Administrator.

         C.       Service Requirements.
                  --------------------

                  A Participant shall be considered to have completed five (5) Periods of Service if the Participant has completed three (3) Periods of Service prior to the expiration of the election period.

         D.       Election Only by Participant.
                  ----------------------------

                  The election is available only to an individual who is a Participant in the Plan at the time the election is made.

         E.       Irrevocable Election.
                  --------------------

                  Such election shall be irrevocable.

         F.       No Effect on Vested Rights.
                  --------------------------

                  Such amendment shall not reduce the Vested percentage of a Participant's Account under the preamendment vesting schedule as of the later of the date on which such amendment is adopted or the effective date of such amendment.

7.07.    No Divestment for Cause.
         -----------------------

         Except as hereafter provided in the Lost Beneficiary article, below, this Plan does not permit divestment for cause. No Vested benefit provided hereunder to a Participant or Beneficiary shall be forfeited or divested for any reason or cause whatsoever, including withdrawal of a Participant's contributions or earnings thereon.

7.08.    Lost Beneficiary.
         ----------------

         If, according to the records of the Plan, a Participant or Beneficiary has reached Normal Retirement Age and has not made a claim for benefits, the Participant's or Beneficiary's Vested Account balance shall be held until the end of the Plan Year after the Participant's Normal Retirement Age, at which time it shall be forfeited pursuant to the provisions of the Forfeitures article, above; provided, however, that if a claim is later made by the Participant or Beneficiary for the forfeited benefit, the Employer will reinstate the amount of the Vested Account balance that had been forfeited, unadjusted by any gains or losses attributable to such amount.

                          ARTICLE 8. PARTICIPANT LOANS

8.01.    Participant Loans.
         -----------------

         A.       Authorization for Participant Loans; Participant Loan Rules.
                  -----------------------------------------------------------

                  Loans to Participants shall only be permitted pursuant to the terms and conditions set forth in this article and any other nondiscriminatory rules established by the Plan Administrator. All loan limits are determined as of the date the Trustee reserves funds for the loan. The funds will be disbursed to the Participant as soon as is administratively feasible after all required documents have been completed and a sufficient portion of the Participant's Account has been liquidated, if necessary.

         B.       Loan Funding Limits.
                  -------------------

                  The loan amount must meet the following limits:

                  1.       Plan Minimum Limit.
                           ------------------

                           The minimum amount for any loan is one thousand dollars ($1,000).

                  2.       Legal Maximum Limit.
                           -------------------

                           The maximum a Participant may borrow, including the outstanding balance of existing loans, is based upon such Participant's Vested interest in this Plan and all other qualified plans maintained by an Affiliated Employer (the "Vested Interest"). The maximum amount is equal to fifty percent (50%) of Vested Interest, not to exceed fifty thousand dollars ($50,000). However, the fifty thousand dollar ($50,000) amount is reduced by the Participant's highest outstanding balance of all loans from any Affiliated Employer's qualified plans during the twelve (12) month period ending on the date before the date on which the loan is made.

                  3.       Source of Loan Funding.
                           ----------------------

                           A loan to a Participant shall be made solely from the assets of such Participant's own Account(s) and all interest paid shall be credited to said Account.

                  4.       Interest Rate.
                           -------------

                           The interest rate charged on Participant loans shall be the Prime rate plus one percent (1%).

                  5.       Repayment.
                           ---------

                           Substantially level amortization shall be required of each loan with payments made at least monthly, through payroll deduction, provided that payment can be made by check for advance loan payments, or when a Participant is on a leave of absence or transferred to the employ of an Affiliated Employer which is not participating in the Plan. Loans may be prepaid in full or in part at any time. The loan repayment period shall be as mutually agreed upon by the Participant and the Plan Administrator, not to exceed five (5) years. However, the term may be for any period not to exceed fifteen (15) years if the purpose of the loan is to acquire the Participant's principal residence.

                  6.       Loan Application, Note and Security.
                           -----------------------------------

                           A Participant shall apply for any loan in accordance with the procedures established by the Plan Administrator. The Plan Administrator shall administer Participant loans and shall specify the time frame for approving loan applications. All loans shall be evidenced by a promissory note and secured only by a Participant's Account balance. The Plan shall have a lien on fifty percent (50%) of a Participant's Account to the extent of any outstanding loan balance.

                  7.       Default, Suspension and Call Feature.
                           ------------------------------------

                           a.       Default.
                                    -------

                                    A loan is treated as a default if any
                                    scheduled loan payment is not made by the end of the calendar quarter following the due date for such payment, provided that the Administrator may agree to a suspension of loan payments for up to twelve (12) months for a Participant who is on a leave of absence. A Participant shall then have thirty (30) days from the time such Participant receives written notice of the default and a demand for past due amounts to cure the default before it becomes final.

                           b.       Actions Upon Default.
                                    --------------------

                                    In the event of default, the Plan
                                    Administrator may direct the Trustee to
                                    execute upon its security interest in the Participant's Account by deducting the unpaid loan balance from the Account, including interest to the date of default and report the default as a taxable distribution. As soon as a Plan withdrawal or distribution to such Participant would otherwise be permitted, the Administrator may instruct the Trustee to distribute the note to the Participant.

                           c.       Call Feature.
                                    ------------

                                    The Plan Administrator shall have the right to call any Participant loan once employment with the Employer terminates.

                        ARTICLE 9. TOP HEAVY PLAN RULES

9.01.    Special Definitions.
         -------------------

         For purposes of this article, the following definitions shall apply:

         A.       Aggregation Group.
                  -----------------

                  "Aggregation Group" means either a Required Aggregation Group or a Permissive Aggregation Group.

                  1. "Required Aggregation Group" means each qualified plan of the Employer in which at least one (1) Key Employee is a participant, in the Plan Year containing the Determination Date and each other plan of the Employer which enables any plan of the Employer in which a Key Employee is a participant to meet the requirements of Code section401(a)(4) or
                           410. A terminated qualified plan shall be aggregated with other plans of the Employer if the terminated plan was maintained within the last five (5) years ending on the Determination Date and would, but for the fact that it terminated, be part of a Required Aggregation Group.

                  2. "Permissive Aggregation Group" means the Required Aggregation Group and any plan of the Employer which is not in the Required Aggregation Group but which the Employer elects as included in the Required Aggregation Group; provided, however, that the resulting group, taken as a whole, would continue to meet the requirements of Code section401(a)(4) and 410.

         B.       Determination Date.
                  ------------------

                  "Determination Date" means, with respect to any Plan Year, the last day of the preceding Plan Year, or, in the case of the first Plan Year, the last day of such Plan Year.

         C.       Key Employee.
                  ------------

                  Key Employee means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was an officer of the Employer having annual Compensation greater than one hundred and thirty thousand dollars ($130,000) (as adjusted under Code section416(i)(1)), a five (5%) percent owner of the Employer, or a one percent (1%) owner of the Employer having Annual Compensation of more than one hundred and fifty thousand dollars ($150,000). For this purpose, annual compensation means compensation within the meaning of Code section 415(c)(3). The determination of who is a Key Employee will be made in accordance with Code section416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

         D.       Nonkey Employee.
                  ---------------

                  "Nonkey Employee" means any Employee or former Employee (and the Employee's Beneficiaries) who is not a Key Employee.

         E.       Top Heavy Group.
                  ---------------

                  "Top Heavy Group" means any Aggregation Group if, as of the Determination Date, the sum of:

                  1. The present value of Accounts of the Key Employees under all defined benefit plans included in the group, and

                  2. The accounts of the Key Employees under all defined contribution plans included in the group,

                  exceeds sixty percent (60%) of a similar sum determined for all Employees.

         F.       Top Heavy Plan Year.
                  -------------------

                  "Top Heavy Plan Year" means a Plan Year for which the Plan is determined to be top heavy.

         G.       Total Compensation.
                  ------------------

                  "Total Compensation" means "Total Compensation" as defined in the Total Compensation paragraph under the Limitation On Contributions And Benefits article, above.

 9.02.   Determination Of Top Heavy Status.
         ---------------------------------

         A determination shall be made each Plan Year as to whether the Plan is a "Top Heavy Plan" for such Plan Year as follows:

         A. The Plan shall be a Top Heavy Plan for any Plan Year if, as of the Determination Date, the present value of Accounts or the sum of the accounts of the Key Employees under this Plan and any plan of an Aggregation Group, exceeds sixty percent (60%) of:

                  1.       The present value of Accounts, or

                  2.       The sum of the accounts of all Employees,

                  under this Plan and any Plan of an Aggregation Group.

         B. Notwithstanding the preceding subparagraph, in the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group; no plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group.

         C. Notwithstanding the preceding subparagraphs, in the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is a Top Heavy Group; no plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

9.03.    Benefits Taken Into Account.
         ---------------------------

         For purposes of determining Accounts under this article:

         A. Plan distributions made within the Plan Year that includes the Determination shall be taken into account; however, in the case of distributions made after the Valuation Date and prior to the Determination Date, such distributions are not included as such to the extent that they are already included in determining Accounts or Accounts as of the Valuation Date. This subparagraph shall also apply to distributions under a terminated plan that if it had not been terminated would have been required to be included in the Aggregation Group. However, in the case of a distribution made for a reason other than Severance From Employment, death, or disability, distributions made within the Plan Year that includes the Determination Date, or within the four (4) preceding Plan Years shall be taken into account.

         B. In the case of unrelated rollovers (both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), the plan providing the distributions shall include such distributions and the plan accepting the distribution shall include the distribution.

         C. If any individual is a Nonkey Employee with respect to any plan for any Plan Year, but such individual was a Key Employee with respect to such plan for any prior Plan Year, then the Accounts for such individual shall not be taken into account.

         D. If any individual has not performed services for any Employer maintaining the Plan at any time during the one (1) year period ending on the Determination Date, any Account for, and the Account of, such individual shall not be taken into account.

         E. The Account of any Nonkey Employee shall be determined under the method which is used for accrual purposes for all plans of the Employer, or, if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Code section411(b)(1)(C).

9.04.    Minimum Benefits.
         ----------------

         Notwithstanding any other provision of this Plan, if the Plan is a Top Heavy Plan, then:

         A. For any Top Heavy Plan Year, the sum of the Employer's contributions and forfeitures allocated to the Participant's Nonelective Account of each Nonkey Employee, who is both a Participant and is employed by the Employer on the last day of the Plan Year, shall be equal to at least three percent (3%) of such Nonkey Employee's Total Compensation; provided, however, that if the sum of the Employer's contributions and forfeitures allocated to the Participant's Nonelective Account of each Key Employee for such Top Heavy Plan Year is less than three percent (3%) of each Key Employee's Total Compensation up to a maximum of two hundred thousand dollars ($200,000) or such larger amount as the Secretary of the Treasury may designate, then the sum of the Employer's contributions and forfeitures allocated to each Nonkey Employee shall be equal to the largest percentage allocated to each Key Employee based upon Total Compensation up to a maximum of two hundred thousand dollars ($200,000) or such larger amount as the Secretary of the Treasury may designate, except this provision shall not apply to a plan required to be in an Aggregation Group if such plan enables a defined benefit plan required to be in such group to meet the requirements of Code section 401(a)(4) or Code section 410. Matching Contributions shall be taken into account for purposes of satisfying the minimum three percent (3%) contribution requirements described above. Matching Contributions that are used to satisfy the minimum contribution requirements shall be treated as Matching Contributions for purposes of the Actual Contribution Percentage test and other requirements of Code section 401(m).

         B. For any Top Heavy Plan Year, the minimum allocations set forth above shall be allocated to each Nonkey Employee who is a Participant even though such Nonkey Employee has failed to complete a Period Of Service.

         C. The minimum benefit requirement of an Employer contribution consisting of three percent (3%) of Compensation shall be met by contributions to the North Valley Bancorp Employee Stock Ownership Plan.

9.05.    Safe Harbor Plan Exception.
         --------------------------

         The top-heavy requirements of Code section 416 and this Plan Article 9 shall not apply in any year in which the Plan consists solely of a cash or deferred arrangement which meets the requirements of Code section401(k)(12) and Matching Contributions with respect to which the requirements of Code section 401(m)(11) are met.

                        ARTICLE 10. PAYMENT OF BENEFITS

10.01.   Action Upon Termination of Employment.
         -------------------------------------

         Upon a Participant's Termination of Employment for any reason, the Employer shall notify the Trustee and Plan Administrator of the terminated Participant's name and address, the date on which the Participant's employment terminated, and the reason for such termination.

10.02.   Measure of Benefits.
         -------------------

         The benefit distributable to a Participant upon Termination of Employment, or to the Participant's Beneficiary or Beneficiaries in the event of the Participant's death, shall be the value of the Participant's Accounts as of the Valuation Date next succeeding (or coinciding with) the Participant's Termination of Employment. The percentage of Vested interest shall be determined in accordance with the Vesting and Forfeitures article upon Termination of Employment; provided, however, that a Participant whose participation is terminated retroactively in accordance with the Leaves of Absence article, above, shall only be entitled to a Vested benefit in the Participant's Nonelective Account as of the Valuation Date following the Participant's Break in Service.

10.03.   Nonliability.
         ------------

         The Employer does not guarantee the Trust, the Participants or their Beneficiaries against loss of or depreciation in value of any right or benefit that any of them may acquire under the terms of this Plan. All of the benefits payable hereunder shall be paid or provided for solely from the Trust Fund.

10.04.   Source of Benefits.
         ------------------

         The amount of benefits payable shall be paid out of the assets comprising such Participant's Accounts. The distribution shall be made in cash.

10.05.   Mechanics of Payment.
         --------------------

         The Trustee, with respect to any benefit, is authorized to pay benefits directly from the Trust Fund.

10.06.   Method of Payment of Benefits.
         -----------------------------

         Upon a Participant's Termination of Employment, the Plan Administrator shall determine the Vested amount credited to the Participant's Account(s) and after consultation with the Participant or the Participant's Beneficiary, the Plan Administrator shall select the method of payment of benefits from among the following.

         A.       Joint and Survivor Automatic Payment.
                  ------------------------------------

                  (1) Unless otherwise elected as provided below, a Participant who is married on the Annuity Starting Date shall receive the value of the Participant's benefits in the form of an immediate Qualified Joint and Survivor Annuity. The Participant may elect to have such annuity distributed upon attainment of the earliest retirement age under the Plan.

                  (2) Any election to waive the Qualified Joint and Survivor Annuity must be made by the Participant in writing during the Election Period and be consented to in writing by the Participant's spouse. Such spouse's written consent must designate a beneficiary or a form of benefits which may not be changed without spousal consent (unless the spousal consent expressly permits designations by the Participant without any requirement of further spousal consent), acknowledge the effect of such election, and be witnessed by a Plan representative or a notary public. Such consent shall not be required if it is established to the satisfaction of the Plan Administrator that the required consent cannot be obtained because there is no spouse, the spouse cannot be located, or other circumstances that may be prescribed by Treasury Regulations. The election made by the Participant and consented to by the Participant's spouse may be revoked by the Participant in writing without the consent of the spouse at any time during the Election Period. Any new election must comply with the requirements of this subparagraph. A former spouse's waiver shall not be binding on a new spouse.

                  (3) With regard to the election, the Plan Administrator shall provide the Participant, within a reasonable period of time before the Annuity Starting Date (and consistent with Treasury Regulations), a written explanation of:

                           (a) The terms and conditions of the Qualified Joint and Survivor Annuity;

                           (b) The Participant's right to make an election to waive the Qualified Joint and Survivor Annuity;

                           (c) The right of the Participant's spouse to consent to any election to waive the Qualified Joint and Survivor Annuity; and

                           (d) The right of the Participant to revoke such election, and the effect of such revocation.

                  (4) For purposes of the Qualified Joint and Survivor Annuity, the Election Period means the period of ninety (90) days ending on the Annuity Starting Date.

                  (5) The Qualified Joint and Survivor Annuity provided in the Joint and Survivor Automatic Payment article shall apply only to Participants who are credited with one (1) Hour of Service on or after August 23, 1984. Former Participants, who are not credited with an Hour of Service on or after August 23, 1984, shall be provided with the rights to a joint and survivor annuity in accordance with section 303(e)(1) of the Retirement Equity Act of 1984. The Qualified Joint and Survivor Annuity shall apply to the Participant's benefits derived from both Employer contributions and Employee voluntary contributions, but shall not apply to a rollover account or a voluntary deductible Employee contributions account.

                  (6) Waiver of the thirty (30) day period. The Annuity Starting Date for a distribution in a form other than a qualified joint and survivor annuity may be less than thirty (30) days after receipt of the written explanation described in the preceding paragraph provided:

                           (a) The Participant has been provided with information that clearly indicates that the Participant has at least thirty (30) days to consider whether to waive the qualified joint and survivor annuity and elect (with spousal consent) to a form of distribution other than a qualified joint and survivor annuity;

                           (b) The Participant is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the seven (7) day period that begins the day after the explanation of the qualified joint and survivor annuity is provided to the Participant; and

                           (c) The Annuity Starting Date is a date after the date that the written explanation was provided to the Participant.

                  (7) For purposes of this Plan, "Annuity Starting Date" means the first day of the first period for which an amount is payable as an annuity, or in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitled the Participant to such benefit.

         B.       Unmarried Participants.
                  ----------------------

                  Unless otherwise elected, a Participant who is not married on the Annuity Starting Date shall receive the value of the Participant's benefits in the form of a life annuity. An election to waive the life annuity shall comply with the provisions of this Method of Payment of Benefits paragraph as if it were an election to waive the Qualified Joint and Survivor Annuity by a married Participant, but without the spousal consent requirement.

         C.       Option to Elect Other Payout.
                  ----------------------------

                  In the event a Participant duly elects not to receive the retirement benefit in the form of a Qualified Joint and Survivor Annuity, or if such Participant is not married and duly elects not to receive the retirement benefit in the form of a life annuity, or if the Qualified Joint and Survivor Annuity does not apply to the Participant, the Plan Administrator shall direct the Trustee to distribute to the Participant, or the Participant's Beneficiary, any amount to which the Participant is entitled under the Plan in one or more of the following methods as elected by the Participant:

                  (1)      Lump Sum.
                           --------

                           A single lump sum distribution of the Participant's Accrued Benefit in cash or in-kind.

                  (2)      Contract-Term Certain Annuity.
                           -----------------------------

                           The purchase of a nontransferable, fixed variable installment-Contract of such type and from such insurer as Trustee shall select, payable over a guaranteed term of five

                           (5), ten (10) or fifteen (15) years to the Participant. The payments shall be substantially equal in amount and shall occur at least annually.

                  (3)      Contract - Life Annuity.
                           -----------------------

                           The purchase of a nontransferable, fixed or variable installment Contract of such type and from such Insurer as the Trustee shall select, payable over the Participant's life expectancy, or the joint life expectancy of the Participant and the Participant's designated Beneficiary. The payments shall be substantially equal in amount and shall occur at least annually.

         D. If the value of the Participant's Vested benefit does not exceed five thousand dollars ($5,000.00), the Plan Administrator may immediately distribute such benefit without such Participant's consent and without such Participant's spouse's consent. However, a Participant's Vested benefit may not be paid prior to the later of the Participant's attainment of age sixty-two (62) or Normal Retirement Age without the written consent of the Participant and the Participant's spouse if the value exceeds, or has ever exceeded, five thousand dollars ($5,000.00). No distribution may be made under this subparagraph after the Annuity Starting Date unless the Participant and the Participant's spouse (or where the Participant has died, the surviving spouse) consents in writing to such distribution.

         E.       Rollover Contributions Disregarded In Involuntary Cash-Outs.
                  -----------------------------------------------------------

                  For distributions made after December 31, 2001, for purposes of subsection D, above, the value of a Participant's nonforfeitable Account balance shall be determined without regard to that portion of the Account balance that is attributable to Rollover Contributions (and earnings allocable thereto) within the meaning of Code sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16). If the
                  value of the Participant's nonforfeitable Account balance as so determined is five thousand dollars ($5,000) or less, the plan may immediately distribute the Participant's entire nonforfeitable Account balance.

         F. Death and other nonretirement benefits payable under the Plan shall be incidental to the primary purpose of the Plan. Thus, distributions to the Participant under the Plan shall be in sufficient amounts so that the relationship of a Participant's total benefits under the Plan to the deferred compensation payable to the Participant under the Plan is such that the primary purpose of the Plan is to provide deferred compensation to the Participant, all as defined in the incidental death benefit rules in effect prior to January 1, 1989, or for calendar years beginning after December31, 1988, the requirements of Code section401(a)(9)(G) and the regulations promulgated thereunder.

         G. If the monthly installment distributed is less than one hundred dollars ($100) per month, the Trustee may require the distributee to receive his benefit distributions in equal quarterly, semi-annual or annual installments.

10.07.   Commencement of Payment of Benefits.
         -----------------------------------

         A. Unless a Participant otherwise elects, distribution of the funds due to a terminated Participant shall be made on the occurrence of an event which would result in the distribution had the terminated Participant remained in the employ of the Employer (upon the Participant's death or eligibility for normal or disability retirement). However, the Participant may elect to cause the terminated Participant's Account to be payable to such terminated Participant as soon as is administratively feasible after the Valuation Date following the Participant's Termination of Employment and without unreasonable delay due to causes beyond the control of the Employer, Plan Administrator, Trustee or other Fiduciary.

         B. Benefits shall begin to be paid to the Participant not later than the sixtieth day after the latest of the close of the Plan Year in which:

                  (1) Occurs the date on which the Participant is the earlier of age sixty-five (65) or the Normal Retirement Age;

                  (2) Occurs the tenth anniversary of the year in which the Participant commenced participation in the Plan;

                  (3) The Participant terminates his service with the Employer; or

                  (4) At such later date as the Participant (or where the Participant has died, the Participant's Beneficiary) may request; provided that the Participant or the Participant's Beneficiary must submit a written statement to the Trustee which describes the benefit and the date on which payment shall commence; and further provided that the then present value of the payments projected to be made over the Participant's then life expectancy is more than fifty percent (50%) of the then present value of the total payments projected to be made to the Participant and the Participant's Beneficiaries.

         C.       Required Minimum Distributions.
                  ------------------------------

                  (1) Notwithstanding anything contained in this Plan to the contrary, unless the Participant or the Participant's Beneficiary has made a valid election under TEFRA section242(b), the Participant's entire interest either (a) will be distributed to the Participant not later than the Required Beginning Date or (b) will be distributed beginning not later than the Required Beginning Date, in accordance with the Treasury Regulations promulgated under Code section401(a)(9), over the life of the Participant or over the lives of the Participant and the Participant's designated Beneficiary (or over a period not extending beyond the life expectancy of the Participant or the life expectancy of the Participant and the Participant's designated Beneficiary). For purposes of the preceding provision, the Required Beginning Date shall be April 1 of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70-1/2) or, in the case of a Participant other than a Participant who is a Five Percent (5%) Owner, at any time during the five (5) Plan Year period ending in the calendar year in which the Participant attains age seventy and one-half (70-1/2), in which the Participant retires, whichever is later; provided, however, that if the Participant becomes a Five Percent (5%) Owner during any subsequent Plan Year, the Required Beginning Date shall be April 1 of the calendar year following the calendar year in which such subsequent Plan Year ends.

                  (2) Notwithstanding the foregoing, effective January 1, 2003, the following provisions shall apply:

         A.       Minimum Distribution Requirements.
                  ---------------------------------

                  Section 1.        General Rules.
                                    -------------

                  1.1.     Effective Date.
                           --------------

                           Unless an earlier effective date is specified in the Plan, the provisions of this article will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

                  1.2.     Coordination With Minimum Distribution Requirements
                           ---------------------------------------------------
                           Previously In Effect.
                           --------------------

                           If the Plan specifies an effective date of this article that is earlier than calendar years beginning with the 2003 calendar year, required minimum distributions for 2002 under this article will be determined as follows. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this article equals or exceeds the required minimum distributions determined under this article, then no additional distributions will be required to be made for 2002 on or after such date to the distributee. If the total amount of 2002 required minimum distributions under the plan made to the distributee prior to the effective date of this article is less than the amount determined under this article, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this article.

                  1.3.     Precedence.
                           ----------

                           The requirements of this article will take precedence over any inconsistent provisions of the Plan.

                  1.4.     Requirements Of Treasury Regulations Incorporated.
                           -------------------------------------------------

                           All distributions required under this article will be determined and made in accordance with the Treasury regulations under section401(a)(9) of the Internal Revenue Code.

                  1.5.     TEFRA Section 242(b)(2) Elections.
                           ---------------------------------

                           Notwithstanding the other provisions of this article, distributions may be made under a designation made before January 1, 1984, in accordance with section 242(b)(2) of TEFRA and the provisions of the Plan that relate to section 242(b)(2) of TEFRA.

                  Section 2.        Time And Manner Of Distribution.
                                    -------------------------------

                  2.1.     Required Beginning Date.
                           -----------------------

                           The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.

                  2.2.     Death Of Participant Before Distributions Begin.
                           -----------------------------------------------

                           If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

                           (a) If the Participant's surviving spouse is the Participant's sole designated

                                    Beneficiary, then, except as provided in the Plan, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70-1/2), if later.

                           (b) If the Participant's surviving spouse is not the Participant's sole designated Beneficiary, then, except as provided in the Plan, distributions to the designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

                           (c) If there is no designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death.

                           (d) If the Participant's surviving spouse is the participant's sole designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this section 2.2, other than section 2.2(a), will apply as if the surviving spouse were the Participant.

                           For purposes of this section 2.2 and section 4, unless section 2.2(d) applies, distributions are considered to begin on the Participant's Required Beginning Date. If section 2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under section 2.2(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the participant before the Participant's Required Beginning Date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under section 2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

                  2.3.     Forms Of Distribution.
                           ---------------------

                           Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first distribution calendar year distributions will be made in accordance with sections 3 and 4 of this article. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of section401(a)(9) of the Code and the Treasury regulations.

                  Section 3.       Required Minimum Distributions During
                                   -------------------------------------
                                   Participant's Lifetime.
                                   ----------------------

                  3.1.     Amount Of Required Minimum Distribution For Each
                           ------------------------------------------------
                           Distribution Calendar Year.
                           --------------------------

                           During the Participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

                           (a) The quotient obtained by dividing the Participant's account balance by the distribution period in the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's age as of the participant's birthday in the distribution calendar year; or

                           (b) If the Participant's sole designated beneficiary for the distribution calendar year is the Participant's spouse, the quotient obtained by dividing the Participant's account balance by the number in the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the distribution calendar year.

                  3.2.     Lifetime Required Minimum Distributions Continue
                           ------------------------------------------------
                           Through Year Of Participant's Death.
                           -----------------------------------

                           Required minimum distributions will be determined under this section 3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death.

                  Section 4.        Required Minimum Distributions After
                                    ------------------------------------
                                    Participant's Death.
                                    -------------------

                  4.1.     Death On Or After Date Distributions Begin.
                           ------------------------------------------

                           (a)      Participant Survived By Designated
                                    ----------------------------------
                                    Beneficiary.
                                    -----------

                                    If the Participant dies on or after the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's designated Beneficiary, determined as follows:

                                    (1)      The Participant's remaining life
                                             expectancy is calculated using the
                                             age of the Participant in the year
                                             of death, reduced by one for each
                                             subsequent year.

                                    (2)      If the Participant's surviving
                                             spouse is the participant's sole
                                             designated beneficiary, the
                                             remaining life expectancy of the
                                             surviving spouse is calculated for
                                             each distribution calendar year
                                             after the year of the Participant's
                                             death using the surviving spouse's
                                             age as of the spouse's birthday in
                                             that year. For distribution
                                             calendar years after the year of
                                             the surviving spouse's death, the
                                             remaining life expectancy of the
                                             surviving spouse is calculated
                                             using the age of the surviving
                                             spouse as of the spouse's birthday
                                             in the calendar year of the
                                             spouse's death, reduced by one for
                                             each subsequent calendar year.

                                    (3)      If the Participant's surviving
                                             spouse is not the participant's
                                             sole designated Beneficiary, the
                                             designated Beneficiary's remaining
                                             life expectancy is calculated using
                                             the age of the Beneficiary in the
                                             year following the year of the
                                             Participant's death, reduced by one
                                             for each subsequent year.

                           (b)      No Designated Beneficiary.
                                    -------------------------

                                    If the Participant dies on or after the date distributions begin and there is no designated Beneficiary as of

                                    September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                  4.2.     Death Before Date Distributions Begin.
                           -------------------------------------

                           (a)      Participant Survived by Designated
                                    Beneficiary.

                                    Except as provided in the Plan, if the
                                    Participant dies before the date
                                    distributions begin and there is a
                                    designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the remaining life expectancy of the Participant's designated Beneficiary, determined as provided in section 4.1.

                           (b)      No Designated Beneficiary.

                                    If the Participant dies before the date
                                    distributions begin and there is no
                                    designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death.

                           (c)      Death Of Surviving Spouse Before
                                    Distributions To Surviving Spouse Are
                                    Required To Begin.

                                    If the Participant dies before the date
                                    distributions begin, the Participant's
                                    surviving spouse is the Participant's sole designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under section 2.2(a), this section 4.2 will apply as if the surviving spouse were the Participant.

                  Section 5.        Definitions.
                                    -----------

                  5.1.     Designated Beneficiary.
                           ----------------------

                           The individual who is designated as the Beneficiary under section 10.13 of the Plan is the designated Beneficiary under section 401(a)(9) of the Internal Revenue Code and section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

                  5.2.     Distribution Calendar Year.
                           --------------------------

                           A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under section
                           2.2. The Required Minimum Distribution for the Participant's first distribution calendar year will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that distribution calendar year.

                  5.3.     Life Expectancy.
                           ---------------


                           Life expectancy as computed by use of the Single Life Table in section1.401(a)(9)-9 of the Treasury regulations.

                  5.4.     Participant's Account Balance.
                           -----------------------------

                           The Account balance as of the last Valuation Date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the Account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The Account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

                  5.5      Required Beginning Date.
                           -----------------------

                           The Required Beginning Date is the date specified in
                           section 10.07(C)(1), above.

         D. If any required minimum distributions for the 2002 distribution calendar year were made in accordance with the section401(a)(9) Final and Temporary regulations, the following shall apply:

                  Section 1.        Effective Date of Plan Amendment For
                                    ------------------------------------
                                    Section 401(a)(9) Final And Temporary
                                    -------------------------------------
                                    Treasury Regulations.
                                    --------------------

                                    Article A, Minimum Distribution
                                    Requirements, applies for purposes of
                                    determining required minimum distributions for distribution calendar years beginning with the 2003 calendar year.

                  Section 2.        Election To Apply 5-Year Rule To
                                    --------------------------------
                                    Distributions To Designated Beneficiaries.
                                    -----------------------------------------

                                    If the Participant dies before distributions begin and there is a designated Beneficiary, distribution to the designated Beneficiary is not required to begin by the date specified in section 2.2 of Article A, above, but the Participant's entire interest will be distributed to the designated Beneficiary by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death. If the Participant's surviving spouse is the Participant's sole designated Beneficiary and the surviving spouse dies after the Participant but before distributions to either the Participant or the surviving spouse begin, this election will apply as if the surviving spouse were the Participant. This election will apply to all distributions.

                  Section 3.       Election To Allow Participants or
                                   ---------------------------------
                                   Beneficiaries To Elect 5-Year Rule.
                                   ----------------------------------

                                    Participants or Beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in sections 2.2 and 4.2 of Article A, above, applies to distributions after the death of a Participant who has a designated Beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under section2.2 of Article A, above, or by September30 of the calendar year which contains the fifth anniversary of the Participant's (or, if applicable, surviving spouse's) death. If neither the Participant nor

                                    Beneficiary makes an election under this paragraph, distributions will be made in accordance with sections 2.2 and 4.2 of Article A, above, and, if applicable, the elections in section 2 above.

                  Section 4.        Election To Allow Designated Beneficiary
                                    ----------------------------------------
                                    Receiving Distributions Under 5-Year Rule To
                                    --------------------------------------------
                                    Elect Life Expectancy Distributions.
                                    -----------------------------------

                                    A designated Beneficiary who is receiving payments under the five (5) year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003 or the end of the five (5) year period.

         E. A Participant's Elective Account, Matching Account, Rollover Account, Catch-up Account and Nonelective Contributions treated as Elective Contributions, shall not be distributable earlier than upon the Participant's retirement, death, separation from service, attainment of age fifty-nine and one-half (59-1/2), certain corporate changes as provided below, or termination of the Plan as provided below. Notwithstanding the foregoing, a Participant's Nonelective Account shall not be eligible for in-service distributions.

         F. A Participant's Elective Account, and Matching Contributions and Nonelective Contributions to the extent treated as Elective Contributions, may be distributed, in the form of a lump sum distribution only, upon:

                  (1) The termination of the Plan without the establishment of another defined contribution plan other than an employee stock ownership plan;


                  (2) The disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Code section409(d)(2)) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to employees who continue employment with the corporation acquiring such assets; or

                  (3) The disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of Code section409(d)(3)) if such corporation continues to maintain this Plan, but only with respect to employees who continue employment with such subsidiary.

10.08.   Hardship Distributions.
         ----------------------

         The Plan Administrator in accordance with uniform principles consistently applied, may direct the Trustee to distribute to any Participant in any one Plan Year up to one hundred percent (100%) of the Participant's Vested Accounts (including Elective, Matching, Nonelective, Catch-Up and Rollover Account), valued as of the last Valuation Date, other than income allocated to the Participant's Elective and Catch-Up Accounts, if the Participant has an immediate and heavy financial need and the distribution is necessary to satisfy such financial need. A financial need shall not fail to qualify as immediate and heavy merely because such need was reasonably foreseeable or voluntarily incurred by the Participant. An immediate and heavy financial need shall be found if all of the following requirements are satisfied:

         A.       The distribution is on account of:

                  1. Medical expenses described in Code section213(d) incurred for the Participant or the Participant's spouse or dependents;

                  2. The purchase (excluding mortgage payments) of a principal residence of the Participant;

                  3. The payment of tuition for the next twelve (12) months of post-secondary education for the Participant, or the Participant's spouse or dependents; or

                  4. The need to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage of the Participant's principal residence.

         B.       The need cannot be relieved through:

                  1. Reimbursement or compensation by insurance or otherwise;

                  2. Reasonable liquidation of the assets of the Participant and the Participant's spouse to the extent that such liquidation would not itself cause an immediate and heavy financial need;

                  3. Cessation of Elective Contributions or Employee contributions under the Plan; or

                  4. Other distributions or nontaxable loans from any plan maintained by the Employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms.

         C. A distribution will be considered as necessary to satisfy an immediate and heavy financial need of the Participant if:

                  1. The distribution is not in excess of the amount of the immediate and heavy financial need;

                  2. The Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the Employer;

                  3. This Plan, and other plans maintained by the Employer, provide that the Participant's Elective Contributions and Employee contributions will be suspended for six (6) months after the receipt of the hardship distribution.

                  4. Prior to the withdrawal of the Participant's Account, the Participant must make a request in writing to the Plan Administrator.

10.09.   Age 59-1/2 Withdrawals.
         ----------------------

         A Participant who continues in employment as an Employee and who has attained the age of fifty-nine and one-half (59-1/2) is permitted to withdraw upon request all or any portion of his Account.

10.10.   Early Retirement.
         ----------------

         When the Participant attains the Early Retirement Date, the Participant shall become eligible for early retirement benefits. If a Participant separates from service with a nonforfeitable benefit before satisfying the age requirements, but after having satisfied the service requirement, the Participant will be entitled to elect an Early Retirement benefit upon satisfaction of the age requirement.

10.11.   Normal Retirement.
         -----------------

         When the Participant attains Normal Retirement Age, the Participant shall become one hundred percent (100%) Vested in the Participant's Matching and Nonelective Accounts.

10.12.   Late Retirement.
         ---------------

         At the request of a Participant and with the consent of the Employer, such Participant may be continued in employment beyond such Participant's Normal Retirement Age. The Trustee may pay the Participant normal retirement benefits, as provided in this article, even though the Participant continues employment; or, the payment of the Participant's normal retirement benefits may be deferred until after the end of the Plan Year in which the Participant's employment is terminated. In either case, the Participant shall share in any Employer contributions if otherwise eligible. Such Participant shall, at all times, have a one hundred percent (100%) Vested interest in the Participant's Regular Account. If a Participant continues active employment beyond Normal Retirement Age, but dies before actual retirement, the undistributed amount of the Participant's Accounts shall be paid as a death benefit to the Participant's designated Beneficiary.

10.13.   Amount of Death Benefits.
         ------------------------

         Upon the death of a Participant prior to Termination of Employment, the Participant's Beneficiaries shall be entitled to such deceased Participant's Account balances, plus the face amount of any ordinary or term life insurance policy in force on the life of the deceased Participant other than key person insurance purchased by the Trustee.

10.14.   Manner of Payment of Death Benefits.
         -----------------------------------

         A. Unless otherwise elected as provided below, a Vested Participant who dies before the Annuity Starting Date and who has a surviving spouse shall have the death benefit paid to the surviving spouse in the form of a Qualified Preretirement Survivor Annuity. Payment of such benefits must commence by the date the Participant would have attained the Normal Retirement Age under the Plan, unless the surviving spouse elects to have the annuity distributed immediately or at a later date.

                  (1) Any election to waive the Qualified Preretirement Survivor Annuity must be made by the Participant in writing during the Election Period and shall require the spouse's consent in the same manner provided in the Method Of Payment Of Benefits paragraph, above except that any such election and consent need not specify the form of benefits which the surviving spouse shall receive upon the death of the Participant.

                  (2) With regard to the election, the Plan Administrator shall provide to each Participant a written explanation of the Qualified Preretirement Survivor Annuity containing comparable information to that required pursuant to the Joint And Survivor Automatic Payment paragraph, above. Such information shall be provided to a Participant within whichever of the following periods ends last:

                           (a) The period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan year preceding the Pan year in which the Participant attains age thirty-five (35);

                           (b) A reasonable period after the Participant becomes a participant in the Plan;

                           (c) In the case of a Participant who separates from service before attaining age thirty-five (35), a reasonable period after such separation.

                  (3) For purposes of the Qualified Preretirement Survivor Annuity, the Election Period means the period beginning on the first day of the Plan Year in which the Participant attains age thirty-five (35) and ending on the date of the Participant's death. In the event a Vested Participant separates from service prior to the first day of the Plan Year in which the Participant attains age thirty-five (35), the Election Period shall begin on the date of such separation from service.

                  (4) The Qualified Joint and Survivor Annuity provided in the Joint and Survivor Automatic Payment article shall apply only to Participants who are credited with one (1) Hour of Service on or after August 23, 1984. Former Participants, who are not credited with an Hour of Service on or after August 23, 1984, shall be provided with rights to the Qualified Preretirement Survivor Annuity in accordance with section 303(e)(2) of the Retirement Equity Act of 1984. The Qualified Preretirement Survivor Annuity shall apply to the Participant's benefits derived from both Employer contributions and Employee voluntary contributions, but shall not apply to amounts in the Participant's rollover account or a voluntary deductible Employee contributions account.

                  (5) If the value of the Qualified Preretirement Survivor Annuity does not exceed five thousand dollars ($5,000) for Plan Years beginning after August 5, 1997, the Plan Administrator may immediately distribute such amount to the Participant's surviving spouse. However, such amount may not be paid without the written consent of the surviving spouse if the value exceeds five thousand dollars ($5,000.00) for Plan Years beginning after August 5, 1997. No distribution may be made under this subparagraph after the Annuity Starting Date unless the Participant's surviving spouse consents in writing to such distribution.

                  (6) In the event the death benefit is not paid in the form of a Qualified Preretirement Survivor Annuity, it shall be paid to the Participant's Beneficiary by any of the methods set forth in the Option To Elect Other Payout paragraph, above.

         B. If the Beneficiary is to be paid a lump sum distribution qualified under Code section402(e), the Plan Administrator shall cause the Trustee to collect the proceeds of any Contracts and pay them to the Beneficiary, together with a total distribution of all of the Participant's Accrued Benefit in a single tax year of the Beneficiary.

         C. Notwithstanding anything contained in this Plan to the contrary, effective for Plan Years beginning after December 31, 1984, unless the Participant or the Participant's Beneficiary has made a valid election under TEFRA section 242(b):

                  (1) If distribution has been commenced to the Participant and the Participant dies before the Participant's entire interest has been distributed, then the remaining portion of the Participant's interest shall be distributed at least as rapidly as under the method of distributions being utilized as of the date of the Participant's death.

                  (2) If the Participant dies before the distribution of the Participant's interest has begun, either:

                           (a) The entire interest of the Participant shall be distributed by the end of the fifth calendar year following the calendar year of the Participant's death; or

                           (b) If any portion of the Participant's interest is payable to (or for the benefit of) a designated Beneficiary, such portion shall be distributed over the life of such designated Beneficiary (or over a period not extending beyond the life expectancy of such designated Beneficiary) and such distribution shall begin by the end of the calendar year following the calendar year of the Participant's death; provided however, that if the designated Beneficiary is the Participant's surviving spouse, then the date on which the distributions are required to begin shall not be earlier than the date on which the Participant would have attained age seventy and one-half (70-1/2) and, if the surviving spouse dies before the distributions to such spouse begin, this provision shall be applied as if the surviving spouse were the Participant.

         For purposes of this subparagraph, any amount paid to a child shall be treated as if it had been paid to the surviving spouse if such amount will become payable to the surviving spouse upon such child reaching majority or such other designated event all as prescribed by the Secretary of the Treasury.

10.15.   Designation of Beneficiary.
         --------------------------

         Each Participant shall have the right to designate, on forms provided by the Plan Administrator, a Beneficiary or Beneficiaries to receive the Participant's death benefits, and shall have the right, at any time, to revoke such designation or to substitute another such Beneficiary or Beneficiaries without the consent of any Beneficiary; provided, however, that a married Participant and spouse shall both designate any nonspouse Beneficiary or Beneficiaries, unless the spouse cannot be located or unless otherwise permitted by law. Any designation by a married Participant and spouse of a non-spouse Beneficiary must be made by the Participant in writing and be consented to in writing by the Participant's spouse. Such spouse's written consent must designate a Beneficiary who may not be changed without spousal consent (unless the spousal consent expressly permits designations by the Participant without any requirement of further spousal consent), acknowledge the effect of such election, and be witnessed by a Plan representative or a notary public. Such consent shall not be required if it is established to the satisfaction of the Plan Administrator that the required consent cannot be obtained because there is no spouse, the spouse cannot be located, or other circumstances that may be prescribed by Treasury Regulations. The election made by the Participant and consented to by the Participant's spouse may be revoked by the Participant in writing without the consent of the spouse at any time during the Election Period. Any new election must comply with the requirements of this subparagraph. A former spouse's waiver shall not be binding on a new spouse.

10.16.   Absence of Valid Designation of Beneficiaries.
         ---------------------------------------------

         If, upon the death of a Participant or Beneficiary, there is no valid designation of Beneficiary on file, the Plan Administrator shall designate as the Beneficiary, in order of priority:

         A.       The surviving spouse;

         B. The surviving children, including adopted children, in equal shares, or their issue by right of representation;

         C.       Surviving parents, in equal shares; or

         D.       The Participant's heirs at law.

         The determination of the Plan Administrator as to which persons, if any, qualify within the aforementioned categories shall be final and conclusive upon all persons, but the Plan Administrator may seek a declaratory judgment of a court of local jurisdiction to determine the identity of Beneficiaries and their respective shares at the expense of the Beneficiary's Accounts.

10.17.   Distributions to Incapacitated Participants.
         -------------------------------------------

         If a Participant or Beneficiary who is entitled to a payment under the Plan is deemed incapable of personally receiving the payment, the Plan Administrator or the Trustee may make all benefit distributions to the persons or institutions which are providing for the care and maintenance of the distributee and continue to make distributions to them until a duly appointed legal representative of the distributee makes a claim for the payment. Payments made pursuant to the terms of this Distribution to Incapacitated Participants article shall constitute a distribution to the Participant or Beneficiary entitled thereto, and shall immediately discharge the Employer, Plan Administrator, Trustee, the Plan and the Trust of any further liability therefor.

10.18.   Repayment of Overpayment of Benefits.
         ------------------------------------

         By accepting payment of proceeds under this Plan, the Participant or the Participant's Beneficiary receiving the payment agrees that, in the event of overpayment, the Participant or the Participant's Beneficiary will promptly repay the amount of overpayment without interest; provided that, if the Participant or the Participant's Beneficiary has not repaid the overpayment within thirty (30) days after notice, the Participant or the Participant's Beneficiary will also pay an amount equal to simple interest at the rate of ten percent (10%) per annum (or the highest rate allowable, if less) on the unpaid amount from the date of overpayment to the date of repayment, and in addition will pay all legal fees, court costs and the reasonable time value of the Trustee, Plan Administrator or Employer, or any of their employees or agents, related to the collection of such overpayment.

10.19.   Alternate Payees.
         ----------------

         All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any "alternate payee" under a "qualified domestic relations order" as those terms are defined in Code section 414(p). Notwithstanding any other provision of this Plan, a distribution may be made to an "alternate payee" pursuant to a "qualified domestic relations order," as each term is defined in Code section 414(p), prior to the times otherwise specified in this Plan, if the qualified domestic relations order requires such a distribution; provided, however, that nothing contained in this provision nor such qualified domestic relations order shall entitle a Participant to a distribution prior to the time as otherwise determined under this Plan.

10.20.   Eligible Rollover Distributions Direct Rollovers.
         ------------------------------------------------

         A Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

10.21.   Distribution Upon Severance of Employment.
         -----------------------------------------

         A Participants Account, including Elective Deferrals, Qualified Nonelective Contributions, Qualified Matching Contributions and earnings attributable to these contributions shall be distributed on account of the Participants severance from employment. However, such a distribution shall be subject to the other provision of the Plan regarding distributions, other than the provisions that require a separation from service before such amounts may be distributed. This section shall apply to distributions after December 31, 2001, regardless of when the severance of employment occurred.

                     ARTICLE 11. BENEFIT CLAIMS AND APPEALS

11.01.   Claims.
         ------

         ERISA requires the Committee to establish procedures for processing claims which afford Participants a reasonable opportunity for a full and fair review of their claims. These claims procedures contain the provisions required by the Labor Regulations at 29CFR2520.503-1. The Committee shall have absolute discretion to determine Participants' and Beneficiaries' rights to benefits under the Plan. All benefit claim decisions will be made in accordance with the terms of the Plan documents and the Plan terms will be applied consistently to all claimants.

         A.       Filing A Benefit Claim.
                  ----------------------

                  A Participant, a Beneficiary or his or her representative can initiate the benefit claim process by submitting to the Committee fully completed distribution election forms, if needed, or a letter clearly stating that a claim is being filed. A claim shall not be deemed to be "filed" for the purposes of these claim and appeals procedures however, until all necessary and applicable forms are completed and submitted to the Committee. A claim will be considered submitted if delivered to a member of the Committee directly, or to the Committee, in care of the office of the Employer which handle personnel and human resources matters.

         B.       Notice Of Benefit Denial.
                  ------------------------

                  1.       Timing Of Notice.
                           ----------------

                           If a benefit claim is wholly or partially denied, the Committee will notify the Participant, the Beneficiary or his or her representative of the denial within a reasonable period of time, but no later than ninety (90) days after the Plan's receipt of the claim. If the Committee determines that an extension of the time for processing the claim is needed, the Committee will notify the Participant, the Beneficiary or his or her representative of the reasons for the extension and the extended due date before the end of the ninety (90) day period after the filing of the claim. The extended period will not exceed one hundred eighty (180) days after the date of the filing of the claim.

                  2.       Content Of Notice.
                           -----------------

                           A notice of a benefit denial will be provided in either written form or via e-mail. The notice will provide the following information:

                           a.      The specific reason(s) for the denial;

                           b. Reference to the specific Plan provisions on which the denial is based;

                           c. A description of any additional information necessary for the claim to be granted and an explanation of why such information is necessary; and

                           d.       A description of the claim review
                                    procedures, the time limits under the
                                    procedures and a statement regarding your right to bring a civil action under ERISA section502(a) following a benefit denial.

         C.       Appeal Of Benefit Denial.
                  ------------------------

                  1.       Review Process.
                           --------------

                           The review process will be as follows:

                           a. A Participant, Beneficiary or representative will have sixty (60) days following receipt of the notice of benefit denial in which to file an appeal of the decision with the Committee;

                           b. A Participant, Beneficiary or representative may submit written comments, documents, records and other information related to the benefit claim on appeal;

                           c. A Participant, Beneficiary or representative will be provided, upon request and free of charge, access to and copies of all documents, records and other information relevant to the benefit claim (a document is considered relevant to the claim if it: (i) was relied upon in making the benefit decision; (ii) was submitted, considered or generated in the course of making the benefit decision, without regard as to whether it was relied upon in making the decision; or (iii) demonstrates compliance in making the benefit decision with the requirement that benefit decisions must follow the terms of the plan and be consistent when applied to similarly situated claimants); and

                           d. The review on appeal will consider all comments, documents, records and other information submitted by the Participant, without regard to whether such information was submitted or considered in the initial benefit denial.

                  2.       Timing Of Notice Of Appeals Decision.
                           ------------------------------------

                           The Committee will notify the Participant, Beneficiary or his or her representative of the appeals decision (whether or not a complete or partial denial)) within a reasonable period of time, but no later than sixty (60) days after the Plan's receipt of the appeal. If the Committee determines that an extension of the time for processing the claim is needed, the Committee will notify the Participant, Beneficiary or his or her representative of the reasons for the extension and the extended due date before the end of the sixty (60) day period after the filing of the appeal. The extended period will not exceed one hundred twenty (120) days after the date of the filing of the appeal.

                  3.       Content Of Notice Of Appeals Decision.
                           -------------------------------------

                           A notice of a benefit determination on appeal will be provided in written form or via e-mail. If the decision is in whole or in part a denial of the appeal, the notice will provide the following information:

                           a.       The specific reason(s) for the denial;

                           b. Reference to the specific Plan provisions on which the denial is based;


                           c.       A statement that the Participant,
                                    Beneficiary or representative is entitled to receive, upon request and free of charge, access to and copies of all documents, records and other information relevant to the benefit claim (a document is considered relevant to the claim if it: (i) was relied upon in making the benefit decision; (ii)was submitted, considered or generated in the course of making the benefit decision, without regard as to whether it was relied upon in making the decision; or (iii) demonstrates compliance in making the benefit decision with the requirement that benefit decisions must follow the terms of the plan and be consistent when applied to similarly situated claimants); and

                           d. A statement regarding the Participant's or Beneficiary's right to bring a civil action under ERISA section 502(a) following a benefit denial on appeal.

                        ARTICLE 12. PLAN ADMINISTRATION

12.01.   Appointment of the Plan Administrator.
         -------------------------------------

         The Board shall appoint an Administrative Retirement Committee comprised of three (3) or more persons (hereinafter referred to as the Committee) to serve at its pleasure for such term or terms as the Board may designate or until a successor has been appointed or until removal by the Board. The Board shall provide the Trustee the names and specimen signatures of the members of the Committee and any changes thereafter made in the membership of the Committee. Committee members may resign by giving at least seven (7) days advance written notice to the Board, the Committee Chair and the Trustee. A member may be removed at any time, without advance notice, by appropriate action of the Board. Vacancies due to resignation, death, removal or other causes shall be filled by the Board. All reasonable expenses of the Committee shall be paid by the Employer. The number of the Committee may be changed by the Board at any time.

12.02.   Employment Records.
         ------------------

         The Employer shall maintain permanent employment records to show dates of employment and Severance From Employment, sex, birth date, hours worked, times on vacation, authorized leaves of absence, illnesses, and annual compensation (categorized into different types of compensation as may be appropriate), for each Employee. The Employer shall make such records available to the Trustee and Plan Administrator, in a timely manner, and the Employer shall be responsible for the accuracy of such information, upon which the Trustee and Plan Administrator are entitled to rely.

12.03.   Reports and Disclosure.
         ----------------------

         The Plan Administrator shall prepare, file and distribute, in a timely manner, all reports and information to be disclosed to Participants as may be required by ERISA, including, but not limited to, plan descriptions and summary plan descriptions, annual reports to the Department of Labor, annual reports to the Treasury Department, and annual reports to Participants. The Plan Administrator shall prepare such reports from records kept by it and information furnished by the Employer and the Trustee.

12.04.   Retention of Records.
         --------------------

         Every person subject to a requirement to file any description or report or to certify any information thereof under ERISA, or who would be subject to such a requirement but for an exemption or simplified reporting requirement under ERISA section 104(a)(2) or (3), shall maintain records on the matters of which disclosure is required which will provide in sufficient detail the necessary basic information and data from which the documents thus required may be verified, explained or clarified and checked for accuracy and completeness, and shall include vouchers, worksheets, receipts and applicable resolutions, and shall keep such records available for examination for a period of not less than six (6) years after the filing date of the documents based on the information which they contain, or six (6) years after the date on which such documents would have been filed but for an exemption or simplified reporting requirement under ERISA section104(a)(2) or (3).

12.05.   Appointment of Committee Officers.
         ---------------------------------

         The Board shall appoint certain members of the Committee to serve as the following officers of the Committee: Chair, Secretary, and Member in Charge of Investments. If so designated by the Board, a member of the Committee may hold more than one office.

         A.       Chair.
                  -----

                  The Chair of the Committee shall, if present, preside at meetings of the Committee and exercise and perform such other powers and duties as may be from time to time assigned to him by the Committee or prescribed by this Charter or the Plan documents. The Chair shall be responsible for scheduling regular and special meetings of the Committee and preparing, or causing to be prepared, an agenda for each such meeting. In addition, the Chair shall be generally responsible for monitoring legal developments affecting the compliance of the Plans with ERISA and the Code. The Chair shall also be responsible for recommending plan modifications and plan design changes not necessarily required by changes in the law.

         B.       Secretary.
                  ---------

                  The Secretary of the Committee shall keep or cause to be kept, at the Employer's principal executive office, or such other place(s) as the Committee may direct, a book of Minutes of all meetings and actions of the Committee, with the time and place of holding, the notice (if any) given, the names of those present, and the proceedings.

                  The Secretary shall keep, or cause to be kept, at the Employer's principal executive office, a copy of all relevant Plan documents, amendments, Board resolutions regarding the Plan, IRS determination letters, Plan filings with either the Internal Revenue Service (IRS), or the Department of Labor
                  (DOL), as well as such other documents and information as the Committee deems appropriate.

                  The Secretary shall give, or cause to be given, notice of all meetings of the Committee.

         C.       Member in Charge of Investments.
                  -------------------------------

                  The Member in Charge of Investments shall be responsible for advising the Committee with respect to the investment activities of the Committee with respect to the Plan. The Member in Charge of Investments shall be responsible for periodically reviewing and analyzing all investment options, investment manager selections relating to the Plan, and shall lead Committee discussions in connection with the discharge of the Committee's fiduciary responsibilities with respect to Plan investments.

                  In addition, the Member in Charge of Investments shall be responsible for:

                  1. Recommending investment advisers and managers for the Plan;

                  2. Negotiating agreements with investment managers and advisers;

                  3. Arranging for the measurement of investment managers' performance;

                  4. Communicating with the Trustee, as required by the Plan; and

                  5. Recommending appropriate changes relating to the Plan's Trustee.

12.06.   Committee Action.
         ----------------

         A.       Majority Vote Required.
                  ----------------------

                  The Committee shall act by a majority vote of its members in office at that time, such vote to be taken at a meeting, or in writing without a meeting. Provided that if action is taken by a majority vote, or the written consent of a majority of the Committee, or a combination thereof, there shall be no requirement of a quorum in order for the Committee to take action.

          .       Meetings By Telephone.
                  ---------------------

                  Conference telephone or similar communication equipment, so long as all members participating in the meeting can hear one another, and all such members shall be deemed to be present in person at the meeting.

         C.       Execution of Documents.
                  ----------------------

                  The Committee may by such majority action authorize its Chair or anyone or more of its members to execute any document or documents on behalf of the Committee, in which event the Committee shall notify the Trustee in writing of such action and the name or names of those so designated. The Trustee thereafter shall accept and rely conclusively upon any direction or document executed by such secretary, member or members as representing action by the Committee until the Committee shall file with the Trustee a written revocation of such designation. A member of the Committee who is also a Participant hereunder shall not vote or act upon any matter relating solely to such member.

12.07.   Rights and Duties.
         -----------------

         The Committee shall be the Plan Administrator and Named Fiduciary of the Plan within the meaning of ERISA. The Committee, on behalf of the

         Participants and their beneficiaries shall have the authority to control and manage the operation and administration of the Plan and shall have all powers necessary to accomplish those purposes. The Committee shall have full discretionary and final authority to determine eligibility for benefits and to construe any and all of the Plan's terms. In addition, the responsibility and authority of the Committee shall include, but shall not be limited to, the following:

         A. Determining all questions relating to the eligibility of Employees to participate;

         B. Computing and certifying to the Trustee the amount and kind of benefits payable to Participants, Spouses and/or their beneficiaries;

         C.       Authorizing all disbursements by the Trustee from the Trust;

         D. Maintaining all necessary records for the administration of the Plan other than those which the Trustee has specifically agreed to maintain;

         E. Interpreting the provisions of the Plan and publishing such roles for the regulation of the Plan as are deemed necessary and not inconsistent with the terms hereof;

         F. Establishing reasonable procedures to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders;

         G. Notifying the Participant and any other alternate payee, as defined under Code section 414(p)(8), of the receipt of a domestic relations order, the Plan's procedures for determining the qualified status of such an order, and the determination made in connection with such order;

         H. Directing the Trustee to make distributions from the Trust Fund to Participants, former Participants, and beneficiaries of the Trust in accordance with the provisions of the Plan and this Trust Agreement. The Trustee shall withhold from such distributions any amount required to be withheld pursuant to Code section3405 unless the recipient of such distributions has made an appropriate election under Code section3405(a)(2) or 3405(b)(3);

         I. Selecting, engaging, employing and discharging consultants, including, but not limited to, accountants, attorneys, investment counsel, plan administrators and actuaries, as may be reasonable or necessary, as determined by the Committee in its sole discretion. No person so employed shall be disqualified by reason of any interest in the Trust or employment by any Employer unless specifically disqualified by law or regulation.

12.08.   Investments.
         -----------

         The Committee shall be the named fiduciary with respect to control and management of assets of the Plan, and may appoint, in writing, an investment manager or managers to manage and control all of the investments of the Plan, or may delegate the responsibility for making investment decisions to the Trustee hereof, in which case the Trustee, to the extent permitted by governing law, shall be the fiduciary of the Plan. No such appointment shall be effective until the investment manager has acknowledged in writing that the investment manager is a fiduciary of the Plan and that the investment manager has complied with the bonding requirements of ERISA.

12.09.   Independent Qualified Accountant.
         --------------------------------

         Unless the Plan is exempt from the requirement by applicable law or regulation, the Committee shall engage on behalf of all Plan Participants an independent qualified public accountant who shall conduct such examinations of the financial statements of the Plan and of other books and records of the Plan as the accountant may deem necessary to enable the accountant to form an opinion as to whether the financial statements and schedules required to be included in any reports required by law are presented fairly in conformity with generally accepted accounting principles applied on a basis consistent with that of any preceding year.

12.10.   Standard of Care.
         ----------------

         The Committee shall discharge its duties with respect to the Plan solely in the interest of the Participants and beneficiaries and (a) for the exclusive purpose of providing benefits to Participants and their beneficiaries and defraying reasonable expenses of administering the Plan; (b) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims; and (c) in accordance with the Plan provisions.

12.11.   Allocation and Delegation of Responsibility.
         -------------------------------------------

         The Committee may by written rule allocate fiduciary responsibilities among Committee members and may delegate to persons other than Committee members the authority to carry out fiduciary responsibilities under the Plan, provided that no such responsibility shall be allocated or delegated to the Trustee without its written consent. As used in this part, the term "fiduciary responsibility" shall not include any responsibility provided in this Trust Agreement to manage or control the assets of the Plan.

         The Committee in making the above allocation of fiduciary responsibilities may provide that a person or group of persons may serve in more than one (1) fiduciary capacity with respect to the Plan.

         The Committee or, so long as the Committee shall have made written approval, persons to whom fiduciary responsibilities have been delegated by the Committee, may employ one (1) or more persons to render advice with regard to any responsibility such fiduciary has under the Plan.

         In the event a fiduciary responsibility is allocated to a Committee member, no other Committee member shall be liable for any such act or omission of the person to whom the responsibility is allocated except as may be otherwise required by law. If a fiduciary responsibility is delegated to a person other than a Committee member, the Committee shall not be responsible or liable for an act or omission of such persons in carrying out such responsibility except as may otherwise be required by law.

12.12.   Bonding.
         -------

         Each fiduciary of the Plan and every person handling Plan funds shall be bonded unless exempt from such requirement under ERISA. It shall be the obligation of the Committee to assure compliance with applicable bonding requirements. The Trustee shall not be responsible for assuring the bonding requirements are complied with and such responsibility is specifically allocated to the Committee.

                     ARTICLE 13. AMENDMENT AND TERMINATION

13.01.   Amendment.
         ---------

         A. The Employer reserves the right to amend this Plan and the Trust at any time without the consent of the Plan Administrator, any Trustee or any Fiduciary, or of any Participant or Beneficiary, and this Plan may be amended at any time in writing by the Employer; provided, however, that except in accordance with the provisions of the Plan or as otherwise specifically permitted by law, no such amendment shall:

                  1. Cause any of the assets of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries; or

                  2. Have any retroactive effect so as to deprive any Participant or Beneficiary of any benefit already Vested, except that such changes may be made as may be required to permit the Plan and the Trust to meet the requirements of the Code with respect to the qualification of the Plan and the exemption of the Trust under Code sections 401(a) and 501(a), or any similar statutes enacted in lieu thereof; or

                  3. Create or effect any discrimination in favor of Participants who are Highly Compensated Employees of the Employer; or

                  4. Increase the duties or liabilities of the Trustee without the Trustee's consent.

         B. Any such Plan amendment shall be made by means of a written instrument identified as an amendment of the Plan effective as of a specified date.

13.02.   No Amendment To Reduce Protected Benefits.
         -----------------------------------------

         Except as permitted by regulations, no Plan amendment or transaction having the effect of a Plan amendment (such as a merger, plan transfer or similar transaction) shall be effective to the extent it eliminated or reduces any "Section 411(d)(6) protected benefit" or adds or modifies conditions relating to "Section 411(d)(6) protected benefits" the result of which is a further restriction on such benefit unless such protected benefits are preserved with respect to benefits accrued as of the later of the adoption date or effective date of the amendment. "Section 411(d)(6) protected benefits" are benefits described in Code section411(d)(6)(A), early retirement benefits and retirement-type subsidies, and optional forms of benefit.

13.03.   Plan Termination.
         ----------------

         The Employer expects to continue the Plan indefinitely, but reserves the right to terminate the Plan at any time by appropriate action. Failure of the Employer to retain the qualified status of the Plan under Code section401 shall be deemed to be termination of the Plan. In the event of such termination, a partial termination, as determined in accordance with the standards established by the Internal Revenue Service through Treasury Regulations and Revenue Rulings, or termination as set forth in the Bankruptcy, Employer Merger, Or Suspension Of Contributions article, below, or upon complete discontinuance of contributions hereunder, each affected Employee shall become one hundred percent (100%) Vested in the Participant's Account. The Employer shall thereupon give written directions to the Plan Administrator and the Trustee to either:

         A. Terminate the Plan and the Trust and direct the Trustee to distribute to the Participants; or

         B. Cease future benefit accruals under the Plan, except as may be required by the Top Heavy Plan Rules article, and continue the Trust, with distributions to be made to a Participant pursuant to the Plan upon the Participant's Severance From Employment.

13.04.   Reversions.
         ----------

         A. Except as provided below and as otherwise specifically permitted by law, it shall be impossible by operation of the Plan or of the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any Trust Fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Participants or their Beneficiaries; provided, however:

                  1. In the case of a contribution which is made by an Employer by a mistake of fact, the Trustee may return such contribution to the Employer within one (1) year after the payment of the contribution.

                  2. All contributions to the Plan are conditioned upon the initial qualification of the Plan under Code section 401. If the Employer files an application for determination on the initial qualification of the Plan by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan was adopted, or such later date as the Secretary of the Treasury may provide, and if the Plan receives an adverse determination with respect to its initial qualification, then the Trustee shall, within a reasonable time after receiving a written direction from the Employer to do so:

                           a. Return to the contributors the then value of all contributions theretofore made within one (1) year after such determination;

                           b. Leave the funds in the Trust to fund the obligations of the Plan;

                           c.       Distribute the funds to the Participants; or

                           d.       Any combination of the above.

                  3. All contributions to the Plan are conditioned upon deductibility of the contribution under Code section
                           404. To the extent that the deduction is disallowed, the Trustee shall return to the Employer such contribution, to the extent disallowed, within one
                           (1) year after the disallowance of the deduction.

                  4. Upon termination of the Plan, if there is any balance remaining in the Trust after the satisfaction of all liabilities to the Participants and their Beneficiaries, the Trustee shall return said balance to the Employer.

         B. As a condition to the foregoing reversions, the Employer shall execute, acknowledge and deliver to the Trustee its written undertaking, in form satisfactory to the Trustee, to indemnify, defend and hold the Trustee harmless from all claims, actions, demands or liabilities arising in connection with such reversions.

13.05.   Segregation Of Trust Assets.
         ---------------------------

         If this Plan initially or subsequently does not qualify under Code section401(a), or is terminated, and if the Trustee has commingled the assets of the Trust with assets belonging to other exempt employees' trusts, or for tax purposes reports the income and distribution of the Trust as part of a single trust, the Plan Administrator shall direct the Trustee to forthwith segregate the assets of the Trust for accounting and tax purposes and treat such Trust as a separate and distinct trust.

13.06.   Transfer to New Plan.
         --------------------

         If the Employer establishes another plan providing comparable benefits to this Plan, such other plan is qualified under Code section 401 and the Employer intends to discontinue contributions under this Plan due to the liabilities created under the new plan, then the Employer may direct the Trustee to cause all Trust Funds to be transferred to such newly-created Plan. Thereafter, notwithstanding the provisions of the Plan Termination paragraph, all further obligations to Participants, their Beneficiaries or the Employer under this Plan shall cease. Neither the sponsor nor the Trustee shall be required to ascertain the proper applicability of such funds after the transfer is made.

13.07.   Bankruptcy.
         ----------

         If the Employer shall at any time be judicially declared bankrupt or insolvent, or in the event of dissolution, merger or consolidation, without any provision being made for the continuance of the Plan, the Plan shall be deemed to have terminated and the provisions of the Plan Termination article, above, shall become operative.

13.08.   Employer Merger.
         ---------------

         If the Employer merges or consolidates with or into another entity, or transfers substantially all of the assets of the Employer to another entity or dissolves, the Plan shall terminate on the effective date of such merger, consolidation, transfer or dissolution, and the provisions of the Plan Termination article, above, shall become operative. However, if the surviving entity resulting from such merger or consolidation, or the entity to which the assets have been transferred, adopts this Plan, the Plan shall continue and said entity shall succeed to all rights, powers and duties of the Employer hereunder. The employment of any Employee who is continued in the employ of such successor shall not be deemed to have been terminated for any Plan purposes.

13.09.   Suspension of Contributions.
         ---------------------------

         The Employer shall have the right, at any time, to suspend contributions hereunder. In such event, the Employer shall advise the Trustee to take such action on any Contracts as are considered proper in the circumstances in accordance with the rules of the Insurer. Should such suspension ripen into a complete discontinuance of contributions, each affected Employee shall become one hundred percent (100%) Vested retroactive to the time of such initial suspension of contributions, and the provisions of the Plan Termination article, above, shall become operative.

13.10.   Plan Merger.
         -----------

         In the event of any merger or consolidation with, or the transfer of assets or liabilities to any other plan, each Participant in the Plan shall (if the Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit that the Participant would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan then terminated).

              ARTICLE 14. PARTICIPANT-DIRECTED INDIVIDUAL ACCOUNTS

14.01.   Directed Individual Accounts Permitted.
         --------------------------------------

         If the Plan provides for individual accounts, the Plan Administrator, in its sole discretion, may determine that all Participants be permitted to direct the Trustee as to the investment of all or a portion of the interest in any one or more of their individual accounts. If such authorization is given by the Plan Administrator, the Participants may, subject to a procedure established by the Plan Administrator, in a uniform, nondiscriminatory manner, direct the Trustee in writing to invest the vested portion of their account(s) in the range of investment alternatives specified by the Plan Administrator.

14.02.   Separate Account Established.
         ----------------------------

         A separate Participant Directed Individual Account shall be established for each Participant who has directed an investment. Transfers between the Participant's other accounts and his Participant Directed Individual Account shall be charged and credited as the case may be to each account. The Participant Directed Individual Account shall not share in the Trust Fund investment results, but it shall be charged or credited as appropriate with the net earnings, gains, losses, expenses, taxes and unrealized appreciation or depreciation in market value, during each Plan Year attributable to such account, and it shall be subject to all of the other provisions of the Plan and this Trust. Neither shall the investment results of the Participant Directed Individual Accounts be included in the calculation of the Trust Fund investment results generally.

14.03.   Fiduciary Duty.
         --------------

         It is intended that such Participant Directed Individual Account qualify as a participant-directed individual account pursuant to ERISA section404(c) and the regulations thereunder. To the extent so directed by the Participants, the Plan Administrator and Trustees are relieved of their fiduciary responsibilities as provided in ERISA section 404. Neither the Trustees nor any other person shall be under any duty to question any direction from any Participant or to review any investment or to make any investment suggestion to any Participant, except as otherwise required by the regulations promulgated under ERISA section404(c).

                           ARTICLE 15. MISCELLANEOUS

15.01.   Limitation of Rights; Employment Relationship.
         ---------------------------------------------

         Neither the establishment of the Plan or the Trust, nor any modifications thereof, nor the creation of any fund or account, nor the payment of any benefits, shall be construed as giving to any Participant or other person any legal or equitable right against the Employer, the Plan Administrator or the Trustee except as provided by law; and in no event shall the terms of employment of any Employee be modified or in any way affected hereby.

15.02.   Release from Liability.
         ----------------------

         Any payment to any Participant, or to the Participant's legal representative or Beneficiary, in accordance with the provisions of the Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Employer, the Plan Administrator and the Trustee, any of whom may require such Participant, legal representative or Beneficiary, as a condition precedent to such payment, to execute a receipt and release therefore in such form as shall be determined by the Employer, the Plan Administrator or the Trustee, as the case may be.

15.03.   Disputes.
         --------

         If a dispute arises as to the proper amount or recipient of any payment of benefits or delivery of any Contracts, the Plan Administrator, in the Plan Administrator's sole discretion, may withhold or cause to be withheld, such payment or delivery until the dispute has been settled by the parties concerned, or the Plan Administrator may deposit such funds or property with the court in an interpleader action brought under the law of the state having jurisdiction.

15.04.   Alienation.
         ----------

         A. Subject to the exceptions provided below and as otherwise specifically permitted by law, no assets or benefits under this Plan and the Trust shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge. Any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void. Nor shall any such benefits in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits; provided, however, that there shall not be taken into account any voluntary and revocable assignment of not to exceed ten percent (10%) of any benefit payment made by a Participant who is receiving benefits under the Plan unless the assignment or alienation is made for purposes of defraying plan administration costs. This paragraph shall not apply to assignments which were irrevocable on September2, 1974.

         B. The prohibitions contained in this Alienation paragraph shall not apply to the extent a Participant or Beneficiary is indebted to the Plan, for any reason, under any provision of this Plan or the Trust. At the time a distribution is to be made to or for a Participant's or Beneficiary's benefit, such proportion of the amount distributed as shall equal such indebtedness shall be retained by the Trustee to apply against or discharge such indebtedness. Prior to such application, however, the Plan Administrator must give written notice to the Participant or Beneficiary that such indebtedness is to be so paid in whole or part from the Participant's Account. If the Participant or Beneficiary does not agree that the indebtedness is a valid claim against the Participant's Account, the Participant or Beneficiary shall be entitled to a review of the validity of the claim in accordance with procedures provided in the Benefit Claims and Appeals article.

         C. The prohibitions contained in this Alienation paragraph shall not apply to a "qualified domestic relations order" as defined in Code section414(p), and those other domestic relations orders permitted to be so treated by the Plan Administrator under the provisions of the Retirement Equity Act of 1984. The Plan Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a qualified domestic relations order, a former spouse of a Participant shall be treated as the surviving spouse for purposes of the Qualified Joint and Survivor Annuity and Qualified Preretirement Survivor Annuity provisions of the Plan and any spouse of the Participant shall not be treated as the spouse of the Participant for such purposes.

15.05.   Indemnity.
         ---------

         The Employer hereby agrees to indemnify and hold harmless each present and future Plan Administrator and their employees and all persons and corporations to whom duties are delegated hereunder, against all liabilities, costs and expenses, including, without limitation, attorneys' fees reasonably incurred by, or imposed upon, him in connection with, or arising out of, any claims, demands, suits, actions or proceedings in which such indemnified part may be involved, except in the case of the willful misconduct or gross negligence of any such indemnified party. Expenses shall include the cost of reasonable settlement made with the view to curtailment of costs of litigation. The foregoing right of indemnification shall not be exclusive of other rights to which such indemnified party may be entitled as a matter of law.

15.06.   Construction.
         ------------

         As used in this Plan, the masculine, feminine or neuter gender, the singular or plural number, and the use of the collective or the separate shall each be deemed to include the others whenever the context so indicates. The words "hereof", "herein" and "hereunder" refer to the entire Plan and not to a particular section.

15.07.   Applicable Law; Severability.
         ----------------------------

         The Plan and the Trust shall be construed, administered and governed in all respects by the laws of the United States of America to the extent applicable, otherwise, by the laws of the state of the Employer's principal place of business; provided, however, that if any provision is susceptible of more than one interpretation, such interpretation shall be given thereto as is consistent with this Plan and the Trust being qualified plan within the meaning of the Code and ERISA. If any provision of this Plan is held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective. This Plan may be reformed pursuant to the law of the state of the Employer's principal place of business.

15.08.   Agent for Service of Legal Process.
         ----------------------------------

         This Plan and the Trust may be served with legal process by service upon the Plan Administrator, the Employer or any Trustee.

                       ARTICLE 16. SAFE HARBOR PROVISIONS

16.01.   Rules of Employer Election and Application.
         ------------------------------------------

         A. This Article will apply for any Plan Year in which the Employer, by issuance of a Safe Harbor Notice, as described in the Safe Harbor Notice section below, elects to administer this Plan pursuant to the safe harbor provisions of Code section 401(k)(12) and Code section 401(m)(11). A Safe Harbor Notice will be deemed to be an amendment to this Plan.

         B. To the extent that any other provision of the Plan is inconsistent with the provisions of this Article, the provisions of this Article shall control.

         C. The purpose of this Article is to allow the Employer to take advantage of the alternative methods of meeting the nondiscrimination requirements pursuant to Code section401(k)(12) and 401(m)(11).

16.02.   Definitions.
         -----------

         For any Plan Year in which the Employer elects to administer this Plan in accordance with this Article, the following additional Plan definitions will apply:

         A. "ACP Test Safe Harbor" is the method described in the ACP Test Safe Harbor Contributions section for satisfying the ACP test of Code section 401(m)(2).

         B. "ACP Test Safe Harbor Matching Contributions" are Matching Contributions described in the ACP Test Safe Harbor Contributions section.

         C. "ADP Test Safe Harbor" is the method described in the ADP Test Safe Harbor Contributions section for satisfying the ADP Test of Code section 401(k)(12).

         D. "ADP Test Safe Harbor Nonelective Contributions" are Nonelective Contributions described in the ADP Test Safe Harbor Contributions section.

         E. "Safe Harbor Participant" means each Employee (including any Highly or Non Highly Compensated Employee) who is eligible to make an Elective Contribution at any time during the Plan Year or who would have been eligible to make an Elective Contribution but for a suspension due to a hardship distribution or a statutory limitation (such as Code sections 402(g) and 415).

         F. "ACP" means Actual Contribution Percentage as defined in the Nondiscrimination Test for Matching Contributions section.

         G. "ADP" means the Actual Deferral Percentage as defined in the Nondiscrimination Limitations section.

16.03.   ADP Test Safe Harbor.
         --------------------

         For any Plan Year in which the Employer wishes to utilize the alternative method of satisfying the ADP Test under the Plan, the Employer must make an ADP Test Safe Harbor Nonelective Contribution to this Plan.

         A.       Amount of ADP Test Safe Harbor Nonelective Contributions.
                  --------------------------------------------------------

                  If the Employer elects to make an ADP Test Safe Harbor Contribution to the Plan, the Employer will make an ADP Test Safe Harbor Nonelective Contribution to the account of each Safe Harbor Participant in an amount equal to three percent (3%) of the Employees Compensation for the Plan Year.

         B.       Allocation Of ADP Test Safe Harbor Nonelective Contributions.
                  ------------------------------------------------------------

                  All ADP Test Safe Harbor Nonelective Contributions will be allocated to the Participant's Safe Harbor Nonelective Contributions Account maintained by the Employer under the

                  Plan; and under no circumstances will it be allocated with regard to permitted disparity under Code section 401(l).

         C.       Vesting And Distribution Of ADP Test Safe Harbor Nonelective
                  ------------------------------------------------------------
                  Contributions.
                  -------------

                  ADP Test Safe Harbor Nonelective Contributions allocated to a Participant's Safe Harbor Nonelective Contributions Account will be one hundred percent (100%) vested at all times, and can only be distributed upon the earlier of the date a Participant incurs a Severance From Employment; the date a Participant dies; the date a Participant retires as a result of Disability Retirement; the date a Participant reaches age fifty-nine and one-half (59-1/2) if on or after such date in-service withdrawals are permitted under the Payment Of Benefits article; or the date an event described in Code section401(k)(10) occurs. ADP Test Safe Harbor Nonelective Contributions may not be distributed because of hardship.

16.04.   ACP Test Safe Harbor Contributions.
         ----------------------------------

         In order to use the alternative method of satisfying the ACP Test, the Employer must meet the following requirements:

         A. The Matching Contribution requirements under Code section401(k)(12)(B)(i) or (iii);

         B.       The notice requirements under the Safe Harbor Notice section;

         C. No Highly Compensated Employee may receive a greater rate of Matching Contributions than a Non Highly Compensated Employee at the same rate of Elective Contributions;

         D. The rate of Matching Contributions cannot increase as a Participant's Elective Contributions increase; and

         E. Matching Contributions are not made on Elective Contributions in excess of six percent (6%) of Compensation.

16.05.   Safe Harbor Notice.
         ------------------

         The term Safe Harbor Notice means a written notice provided by the Employer to all Safe Harbor Participants in accordance with the following provisions:

         A.       Contents Of Notice.
                  ------------------

                  A Safe Harbor Notice must be in writing in accordance with section V.C. of Notice 98-52 (or any subsequent guidance issued by the Internal Revenue Service). Except as otherwise permitted, a Safe Harbor Notice must describe the "safe harbor" formula to be used under the Plan.

         B.       General Timing Requirement.
                  --------------------------

                  The notice must be given at least thirty (30) days, but not more than ninety (90) days, before the beginning of the Plan Year to each Safe Harbor Participant who is eligible to participate in this Plan. If an Employee becomes eligible after the ninetieth day before the beginning of the Plan Year and does not receive the notice for that reason, the notice must be provided no more than ninety (90) days before the Employee becomes eligible but not later than the date the Employee becomes eligible.

         C.       Electronic Distribution Permitted.
                  ---------------------------------

                  Instead of issuing a written paper document, the notice may be distributed to a Safe Harbor Participant through an electronic medium which is reasonably accessible to the Safe Harbor Participant and which satisfies the requirements imposed thereon under Notice 2000-3, Q&A-7.

         D.       Election Periods.
                  ----------------

                  In addition to any other election periods provided under the Plan, each Safe Harbor Participant must be able to make or modify a deferral election salary under the Employer's 401(k) Plan during the thirty (30) day period immediately following receipt of the notices described in this paragraph.

IN WITNESS WHEREOF, the Employer has caused this Plan to be executed on this ____ day of _________ 2004.

                                       EMPLOYER
                                       --------

                                       NORTH VALLEY BANCORP

                                       By: /s/ MICHAEL J. CUSHMAN
                                           -------------------------------------
                                           Michael J. Cushman
                                           President & CEO

                                       On behalf of North Valley Bancorp and the following Participating Affiliated
                                       Employers:

                                         North Valley Bank
                                         Bank Processing, Inc.
                                         Six Rivers Bank
                                         Yolo Community Bank